                                   PROSPECTUS

                    SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
                            SPDR(R) S&P(R) CHINA ETF
                      SPDR(R) S&P(R) EMERGING MARKETS ETF
                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                   SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                           SPDR(R) S&P(R) BRIC 40 ETF

                                 JUNE 19, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

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                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS.....................................           1
  Who Should Invest?......................................           1
  Principal Strategies of the Funds.......................           2
  SPDR(R) S&P(R) Emerging Asia Pacific ETF................           3
  SPDR(R) S&P(R) China ETF................................           4
  SPDR(R) S&P(R) Emerging Markets ETF.....................           5
  SPDR(R) S&P(R) Emerging Europe ETF......................           5
  SPDR(R) S&P(R) Emerging Latin America ETF...............           6
  SPDR(R) S&P(R) Emerging Middle East & Africa ETF........           7
  SPDR(R) S&P(R) BRIC 40 ETF..............................           7
PRINCIPAL RISKS...........................................           9
PERFORMANCE BAR CHARTS AND TABLES.........................          19
FEES AND EXPENSES.........................................          20
  Example.................................................          21
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS..........................................          22
  Additional Investment Strategies........................          22
  Additional Risks........................................          22
MANAGEMENT................................................          25
INDEX LICENSES/DISCLAIMERS................................          27
DETERMINATION OF NET ASSET VALUE..........................          28
BUYING AND SELLING THE FUNDS..............................          29
PURCHASE AND REDEMPTION OF CREATION UNITS.................          29
DISTRIBUTIONS.............................................          32
PORTFOLIO HOLDINGS........................................          33
TAX MATTERS...............................................          33
INDEX DESCRIPTIONS........................................          38
GENERAL INFORMATION.......................................          45
WHERE TO LEARN MORE ABOUT THE FUNDS.......................  Back cover

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                             OVERVIEW OF THE FUNDS

     The investment portfolios offered by this Prospectus (each is referred to as a "Fund" and collectively, the "Funds") are series of a registered investment company (the "Trust") and are set forth below:

     - SPDR(R) S&P(R) Emerging Asia Pacific ETF

     - SPDR(R) S&P(R) China ETF

     - SPDR(R) S&P(R) Emerging Markets ETF

     - SPDR(R) S&P(R) Emerging Europe ETF

     - SPDR(R) S&P(R) Emerging Latin America ETF

     - SPDR(R) S&P(R) Emerging Middle East & Africa ETF

     - SPDR(R) S&P(R) BRIC 40 ETF

     Each Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the total return performance of a market index (each, an "Index"). For more information regarding each Index, please refer to the "Index Descriptions" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.

     The shares of the Funds (the "Shares") are listed on the American Stock Exchange ("AMEX"). The Shares trade on the AMEX at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a "Creation Unit,"* principally in-kind for securities included in the Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in the respective Index. Each Fund may be suitable for long-term investment in the market or sector represented in its Index. The Funds may also be used as an asset allocation tool or as a speculative trading instrument.

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* Except that under the "Dividend Reinvestment Service" described further in the Statement of Additional Information, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

Unlike conventional mutual funds, which are only bought and sold at closing net asset values, the Funds' Shares have been designed to be tradable in a secondary market on the AMEX on an intraday basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of the applicable Fund. Moreover, in contrast to conventional mutual funds where portfolio securities may need to be sold to fund redemptions, potentially generating taxable gains for shareholders, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                       PRINCIPAL STRATEGIES OF THE FUNDS

     The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of its Index; however, a number of factors may affect a Fund's ability to achieve a high correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. A correlation of 1.00 would represent perfect correlation.

     Currently, with respect to the SPDR S&P BRIC 40 ETF, the Adviser will generally invest in all of the stocks comprising its Index in proportion to the weightings in its Index. However, in seeking to achieve the objective of the other Funds, and under various circumstances where it may not be possible or practicable to purchase all of the stocks in the SPDR S&P BRIC 40 ETF's Index, the Adviser utilizes a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select stocks that represent a sample of securities in the Index that have a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

     In addition, from time to time, stocks are added to or removed from an Index and consequently the countries represented by an Index, except with respect to the SPDR S&P China ETF and SPDR S&P BRIC 40 ETF, may change. The Adviser may sell stocks that are represented in an Index, or purchase stocks that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight stocks in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track an Index.

     The Adviser will normally invest at least 90% of each Fund's assets, except for the SPDR S&P BRIC 40 ETF, in the securities of companies in its Index. The Adviser will normally invest at least 80% of the SPDR S&P BRIC 40 ETF's assets in the securities of companies in its Index. Such investments generally include stocks, American Depositary Receipts ("ADRs"), and Global Depositary Receipts ("GDRs") which trade on developed market exchanges; specifically the Hong Kong Stock Exchange, the London Stock Exchange, NASDAQ, and the New York Stock Exchange ("NYSE"), (the "Investment Security"). If an Investment Security for a company is not available, the Adviser may purchase the actual foreign security as a replacement for the Investment Security included in the applicable Index. In order to provide each Fund additional flexibility to comply with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), other regulatory requirements and to manage future corporate actions and Index changes, the Adviser may invest the remainder of each Fund's assets in securities that are not included in its Index.

     Each Fund also may invest its other assets in futures contracts, options on futures contracts, other types of options, and swaps related to its Index, as well as cash and cash equivalents. Each Fund will generally concentrate its investments in a particular industry or sector to approximately the same extent that its Index is so concentrated. Each Fund is non-diversified and therefore may invest a larger portion of its assets in securities of a single issuer than that of a diversified fund.

     Each Fund will provide shareholders with at least 60 days notice prior to any material change in the above-noted 90% or 80% investment policies, as applicable, or its Index. The Board of Trustees of the Trust may change a Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. The Trustees may not change a Fund's investment objective without shareholder approval.

                    SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
                                 (SYMBOL: GMF)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the Asia Pacific region. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Asia Pacific Emerging Index ("Asia

Pacific Emerging Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in an emerging market in the Asia Pacific region. As of March 31, 2007, the Index consisted of companies from China, India, Indonesia, Malaysia, Pakistan, the Philippines, Taiwan and Thailand. The Asia Pacific Emerging Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 1,107 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                            SPDR(R) S&P(R) CHINA ETF
                                 (SYMBOL: GXC)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Chinese equity market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI China Index ("China Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in China, but legally available to foreign investors. The China Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 199 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                      SPDR(R) S&P(R) EMERGING MARKETS ETF
                                 (SYMBOL: GMM)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of the world. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Emerging Markets Index ("Emerging Markets Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in emerging markets. As of March 31, 2007, the Index consisted of companies from Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Emerging Markets Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 1,869 securities.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                                 (SYMBOL: GUR)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the European emerging markets. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI European Emerging Capped Index ("European Emerging Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in European Emerging markets. As of March 31, 2007, the Index consisted of companies from the Czech Republic, Hungary, Poland, Russia and Turkey. The European Emerging Index Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. Each individual stock is capped at a maximum of 24% of Index weight and changes in capping are monitored on the quarterly rebalancing dates. As of March 31, 2007, the Index was comprised of 182 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                   SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                                 (SYMBOL: GML)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Latin American equity markets. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Latin America Index ("Latin America Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in emerging Latin American markets. As of March 31, 2007, the Index consisted of companies from Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Latin America Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 269 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                                 (SYMBOL: GAF)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the Middle East and African equity markets. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling" methodology designed to track the total return performance of the S&P/Citigroup BMI Middle East & Africa Index ("Middle East & Africa Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of publicly traded companies domiciled in emerging markets in the Middle East & Africa. As of March 31, 2007, the Index consisted of companies from Egypt, Israel, Jordan, Morocco, Nigeria and South Africa. The Middle East & Africa Index is "float adjusted", meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 310 stocks.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; SAMPLING INDEX TRACKING RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; MICRO CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK and MANAGEMENT RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                           SPDR(R) S&P(R) BRIC 40 ETF
                                 (SYMBOL: BIK)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the total return performance of an equity index based upon the emerging markets of Brazil, Russia, India and China. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Standard & Poor's BRIC 40 Index ("BRIC 40 Index" or the "Index"). The Index is a market capitalization weighted index that defines and measures the investable universe of companies domiciled in the emerging markets of Brazil, Russia, India and China that are listed on the Hong Kong Stock Exchange, the London

Stock Exchange, Nasdaq and/or the NYSE. The BRIC 40 Index is "float adjusted," meaning that only those shares publicly available to investors are included in the Index calculation. As of March 31, 2007, the Index was comprised of 40 securities.

     The Fund is subject to the following risks, as described under "Principal Risks": INDEX AND EQUITY RISK; FOREIGN SECURITIES RISKS; EMERGING MARKETS RISK; GEOGRAPHIC RISK; COUNTRY AND REGIONAL RISK; DERIVATIVES RISK; LARGE CAP RISK; MID CAP RISK; SMALL CAP RISK; NON-DIVERSIFIED RISK; CONCENTRATION RISK; MANAGEMENT RISK and LIQUIDITY RISK. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations."

                                PRINCIPAL RISKS

     THE FUNDS' SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS. THE FUNDS MAY NOT ACHIEVE THEIR OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     INDEX AND EQUITY RISK (All Funds): Unlike many investment companies, each Fund is not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble unless that stock is removed from its Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. Stock values could decline generally or could underperform other investments.

     SAMPLING INDEX TRACKING RISK (All Funds except SPDR S&P BRIC 40 ETF): Each Fund's return may not match or achieve a high degree of correlation with the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index, and also incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of its Index, or representative sample of its Index. Each Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since each Fund utilizes a sampling approach and may invest in ADRs or GDRs based on the securities in its Index and futures or other derivative positions, its return may not correlate as well with the return on its Index, as would be the case if each Fund purchased all of the stocks in its Index. This risk is particularly acute for the Funds due to the greater risks of foreign investment described below and this risk may be exacerbated for Funds with low asset levels.

     FOREIGN SECURITIES RISKS (All Funds): Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Each Fund's net asset value is determined on the basis of U.S. dollars. Foreign currencies, investments, and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar even if the local currency value of a Fund's holdings goes up.

     Foreign Securities. Each Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

     Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

     Depositary receipts may be unregistered and unlisted. A Fund's investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended ("Securities Act"). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board of Trustees. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund's limitation on investment in illiquid securities. In any event, such investments will not exceed 10% of a Fund's assets (15% with respect to SPDR S&P BRIC 40 ETF's assets). It is possible that ADRs and GDRs purchased by a Fund in reliance on Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of ADRs or GDRs and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

     Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     Currency. Because each Fund's net asset value is determined on the basis of U.S. dollars, a Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings rises.

     Forward Currency Exchange Contracts. Each Fund may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and the Fund is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

     EMERGING MARKETS RISK (All Funds): Some foreign markets in which the Funds invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of a Fund's shareholding being completely lost and cause a Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

     GEOGRAPHIC RISK (All Funds): Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. For example, a Fund that focuses on a single country (e.g., China or Japan), or a specific region (e.g., the Middle East and African countries) is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

     COUNTRY AND REGIONAL RISK

     Brazil (SPDR S&P BRIC 40 ETF): Brazil has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. In addition, the Brazilian economy may be significantly affected by the economies of other Latin American countries. High interest, inflation, and unemployment rates generally characterize the economies in Latin American countries. Currency devaluations in any one Latin American country can have a significant affect on the entire Latin American region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.

     Russia (SPDR S&P BRIC 40 ETF): Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Because Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model, the Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. Also, Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume of Russian markets. Additionally, financial information on Russian issuers may not be as reliable as U.S. companies because they are not necessarily prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards. There is also the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities. Also, to the extent that the Fund invests directly in the securities of Russian companies, there is greater risk that the Fund's ownership rights in such direct securities could be lost through fraud or negligence because ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. Because Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market. A decline in the price of oil and gas could have a negative impact on the Russian economy and thereby affect the financial condition, results of operations or prospects of Russian energy companies. This negative impact could be particularly acute for the Fund if its Index has a high concentration of Russian energy companies.

     India (SPDR S&P BRIC 40 ETF): Certain countries in the India region are either comparatively underdeveloped or in the process of becoming developed. Greater India investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, countries in the Indian subcontinent may have relatively unstable governments and econo-mies that are based on a small number of sectors (e.g., the technology and financials sectors). Accordingly, the Fund may be more susceptible to any economic, market, political or other event affecting these sectors.

     China (SPDR S&P China ETF and SPDR S&P BRIC 40 ETF): The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

     The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the values of the China companies in which the Fund invests.

     From time to time, certain of the companies comprising the Index may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund will be indirectly subject to those risks.

     Europe (SPDR S&P Emerging Europe ETF): Developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls of the European Monetary Union. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

     Latin America (SPDR S&P Emerging Latin America ETF): The Latin American economies are generally considered emerging markets and can be significantly affected by currency devaluations. The markets in Latin America can be extremely volatile. In addition, the Latin American economies can be particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America's total market and thus may be more sensitive to adverse political or economic circumstances and market movements.

     Middle East and Africa (SPDR S&P Emerging Middle East & Africa ETF):
Certain markets are in only the earliest stages of development. There also may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern/African countries typically are fewer in number and less well capitalized than brokers in the United States.

     Certain economies in Middle Eastern/African countries depend to a significant degree upon exports of primary commodities such as gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, many Middle Eastern/African governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern/African countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

     The legal systems in certain Middle Eastern/African countries also may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder's investment. However, the notion of limited liability is less clear in certain Middle Eastern/African countries. The Fund therefore may be liable in certain Middle Eastern/African countries for the acts of a corporation in which it invests for an amount greater than the Fund's actual investment in that corporation. Similarly, the rights of investors in Middle Eastern/African issuers may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a Middle Eastern/African country. Some Middle Eastern/African countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. They may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.

     The manner, in which foreign investors may invest in companies in certain Middle Eastern/African countries, as well as limitations on those investments, may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of these countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as in investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

     Substantial limitations may exist in certain Middle Eastern/African countries with respect to a Fund's ability to repatriate investment income or capital gains. The Fund could be adversely affected in delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.

     Pacific Region (SPDR S&P Emerging Asia Pacific ETF): Many of the Pacific region's economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region's economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of countries of the Pacific region as has occurred in the past.

     DERIVATIVES RISK (All Funds): A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     LARGE CAP RISK (All Funds): Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

     MID CAP RISK (All Funds): Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

     SMALL CAP RISK (All Funds): Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small companies could trail the returns on investments in stocks of larger companies.

     MICRO CAP RISK (All Funds except SPDR S&P BRIC 40 ETF): Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded, and thus difficult for a Fund to buy and sell in the market.

     NON-DIVERSIFIED RISK (All Funds): Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of each Fund.

     CONCENTRATION RISK (All Funds): Each Fund's assets will generally be concentrated in an industry or group of industries to the extent that its Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if a Fund's assets were invested in a wider variety of industries.

     MANAGEMENT RISK (All Funds): Because each Fund does not fully replicate its Index, each Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

                                  PERFORMANCE
                             BAR CHARTS AND TABLES

     The Funds do not have a full calendar year of performance history. Once the Funds have completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing each Fund's performance to its Index, which is a broad-based securities index.

                               FEES AND EXPENSES

     This table describes the estimated fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)

                                                  SPDR                                        SPDR
                                                   S&P                SPDR        SPDR         S&P        SPDR S&P
                                                EMERGING    SPDR       S&P         S&P      EMERGING      EMERGING        SPDR
                                                  ASIA       S&P    EMERGING    EMERGING      LATIN      MIDDLE EAST    S&P BRIC
                                                 PACIFIC    CHINA    MARKETS     EUROPE      AMERICA      & AFRICA         40
                                                   ETF       ETF       ETF         ETF         ETF           ETF           ETF
                                                ---------   -----   ---------   ---------   ---------   -------------   ---------
SHAREHOLDER FEES
(fees paid directly from your investment. See
"Purchase and Redemption of Creation Units"
for a discussion of Creation and Redemption
Transaction Fees).............................    0.00%     0.00%     0.00%       0.00%       0.00%         0.00%          0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from a Fund's
assets)(2)
  Management Fees(3)..........................    0.59%     0.59%     0.59%       0.59%       0.59%         0.59%          0.50%
  Distribution and Service (12b-1) Fees.......    None      None      None        None        None          None           None
  Other Expenses(3),(4).......................    0.01%     0.01%     0.01%       0.01%       0.01%         0.01%          0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES..........    0.60%     0.60%     0.60%       0.60%       0.60%         0.60%          0.50%
  Less Contractual Fee waiver.................     N/A       N/A       N/A         N/A         N/A           N/A          (0.10%)(5)
NET ANNUAL FUND OPERATING EXPENSES............    0.60%     0.60%     0.60%       0.60%       0.60%         0.60%          0.40%(5)

---------------
(1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.

(2) Expressed as a percentage of average daily net assets.

(3) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses and other extraordinary expenses.

(4) "Other Expenses" are estimates based on the anticipated expenses that are expected to be incurred for the fiscal year ending September 30, 2007.

(5) The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses until June 19, 2008, so that the Fund's Net Annual Fund Operating Expenses are limited to 0.40% of the Fund's average daily net assets. The Adviser may continue such waiver from year to year, but there is no guarantee that the Adviser will do so.

                                    EXAMPLE

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. Each Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Funds' estimated operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES.

                                                             1       3
                                                            YEAR   YEARS
                                                            ----   -----
                                                            ($)     ($)
SPDR S&P Emerging Asia Pacific ETF........................   62     193
SPDR S&P China ETF........................................   62     193
SPDR S&P Emerging Markets ETF.............................   62     193
SPDR S&P Emerging Europe ETF..............................   62     193
SPDR S&P Emerging Latin America ETF.......................   62     193
SPDR S&P Emerging Middle East & Africa ETF................   62     193
SPDR S&P BRIC 40 ETF......................................   41     150

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

     Each Fund issues and redeems shares at net asset value only in large blocks of shares called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard fee is charged to each purchase or redemption of Creation Units, as set forth in the table later in this Prospectus under "Creation and Redemption Transaction Fees". The fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. Investors who hold Creation Units will also pay the annual Fund operation expenses described under "Fees and Expenses" earlier in this Prospectus.

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Each Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act); convertible securities; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and options and futures contracts. Options, futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its benchmark Index and in managing cash flows. Each Fund will not invest its assets as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to an Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend securities from its holdings via a securities lending program to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by a Fund.

                                ADDITIONAL RISKS

     Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. There can be no assurance that the requirements of the

AMEX necessary to maintain the listing of each Fund will be met, continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the AMEX. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by such Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations, subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the Adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser, part of State Street Bank and Trust Company ("State Street") and other affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of March 31, 2007, the Adviser managed approximately $136 billion in assets. As of March 31, 2007, SSgA managed approximately $1.8 trillion in assets, including approximately $740 billion in equity index funds. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to the Funds under the Investment Advisory Agreement, each Fund, except the SPDR S&P BRIC 40 ETF, will pay the Adviser an annual fee of 0.59% of each Fund's average daily net assets. For the services provided to the SPDR S&P BRIC 40 ETF under the Investment Advisory Agreement, the SPDR S&P BRIC 40 ETF will pay the Adviser an annual fee of 0.50% of the SPDR S&P BRIC 40 ETF's average daily net assets. However, the Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses so that the SPDR S&P BRIC 40 ETF's Net Annual Fund Operating Expenses are limited to 0.40% of the SPDR S&P BRIC 40 ETF's average daily net assets until June 19, 2008. The Adviser may continue such waiver from year to year, but there is no guarantee that the Adviser will do so.

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), litigation expenses, and other extraordinary expenses.

     A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement for the Funds (except for SPDR S&P BRIC 40 ETF) is available in the Trust's semi-annual report to shareholders dated March 31, 2007. A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement for the SPDR S&P BRIC 40 ETF will be available in the Trust's annual report to shareholders dated September 30, 2007.

     Portfolio Managers. The Adviser manages each Fund using a team of investment professionals. The team approach is used to create an environ-ment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each of the Funds include Lynn Blake and John Tucker.

     Ms. Blake, CFA, is a Managing Director of SSgA and a Principal of the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake received a Bachelor of Science degree from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

     Mr. Tucker, CFA, is a Vice President of SSgA and a Principal of the Adviser. He joined the firm in 1988 and is the Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information.

     Administrator, Custodian and Transfer Agent. State Street is the Administrator for the Funds, the Custodian for the Funds' assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street or another third party agent may in the future act as the securities lending agent for the Funds. For its services, the lending agent typically receives a portion of the net investment income, if any, earned on the collateral received for the securities loaned.

     Distributor. State Street Global Markets, LLC is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                           INDEX LICENSES/DISCLAIMERS

     S&P/Citigroup BMI Asia Pacific, S&P/Citigroup BMI China Index, S&P/Citigroup BMI Emerging Markets Index, S&P/Citigroup European Emerging Capped Index, S&P/Citigroup BMI Latin America Index, S&P/Citigroup BMI Middle East & Africa Index and S&P BRIC 40 Index (together, the "S&P Indexes"), "S&P(R)", "Standard & Poor's(R)", are trademarks of The McGraw-Hill Companies, Inc. and, except with respect to the S&P BRIC 40 Index, Citigroup Global Markets Inc. ("Citigroup"). The Citigroup Mark is a trademark of Citigroup and has been licensed for use by Standard & Poor's.

     The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and neither Standard & Poor's nor Citigroup makes any representation regarding the advisability of investing in these Funds. SSgA Fund Management, Inc, and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

     The Funds are not sponsored, endorsed, sold or promoted by S&P or Citigroup and neither S&P nor Citigroup makes any representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Funds' shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's and Citigroup's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and Citigroup and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or its shareholders. S&P and Citigroup have no obligation to take the needs of the Funds or their shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P and Citigroup are not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' shares. S&P and Citigroup have no obligation or liability in connection with the administration, marketing or trading of the Funds.

     STANDARD & POOR'S AND CITIGROUP DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S AND CITIGROUP MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S AND CITIGROUP MAKE NO EXPRESS OR IMPLIED WARRANTIES,

AND EXPRESSLY DISCLAIM ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S OR CITIGROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

     The value of each Fund's portfolio securities is based on the securities' last sale price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees (the "Board") believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by its Index. This may result in a difference between a Fund's performance and the performance of its Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the AMEX. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the AMEX at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The AMEX will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. The IOPV is the approximate value of Shares of the Funds. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                   PURCHASE AND REDEMPTION OF CREATION UNITS

     Each Fund issues Shares and redeems Shares only in Creation Units at their respective net asset values on a continuous basis only on a day the NYSE is open for business, in Creation Unit sizes of 100,000 Shares per Creation Unit.

     The Creation Unit size for a Fund may change. Authorized Participants will be notified of such change as far in advance as possible.

     Each Fund imposes no restrictions on the frequency of creations (i.e., purchases) and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Trust's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike conventional mutual funds, each Fund issues and redeems its shares at net asset value per share for a basket of securities intended to track the performance of the Fund's portfolio, plus cash, and each Fund's shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

     Investors such as market-makers, large investors and institutions may wish to transact in Creation Units directly with the Funds. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Creation. In order to create (i.e., purchase) Creation Units of a Fund, an investor must generally deposit a portfolio designated by the Adviser of equity securities constituting a replication or a representation of the stocks included in the Fund's Index (the "Deposit Securities") and a cash payment referred to as the "Cash Component." The list of names and number of shares of the Deposit Securities is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

     Orders must be placed in proper form by or through a participant of the Depository Trust Company ("DTC Participant" or "Authorized Participant") that has entered into an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of DTC Participants that have signed a Participant Agreement. The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. The price for each Creation Unit will equal the aggregate daily net asset value per Share, plus the transaction fees described later in this Prospectus and, if applicable, any transfer taxes. Purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to a Fund.

     Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks (Purchase). An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to submit a custom order, as further described in the Statement of Additional Information, and deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption. The Custodian makes available immediately prior to the opening of business on the AMEX, through the facilities of the NSCC, the list of the names and the number of Shares of each Fund's portfolio securities that will be applicable for redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. The redemption proceeds generally consist of the Fund Securities, plus cash, less the applicable transaction fee and, if applicable, any transfer taxes. Shares may be redeemed only in creation units at their net asset value next determined after acceptance of a redemption order in proper form through the Transfer Agent pursuant to the terms of the Participant Agreement. Should the Fund Securities have a value greater than the net asset value of Shares, a compensating cash payment to the applicable Fund equal to the differential will be required to be arranged for by, or on behalf of, the redeeming shareholder by the DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Orders to redeem Creation Units of a Fund may only be effected by or through a DTC Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     A fixed transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

     Legal Restrictions on Transactions in Certain Stocks (Redemption). An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the Fund's discretion.

Creation and Redemption Transaction Fees:

                                                   TRANSACTION
FUND                                                  FEE*
----                                               -----------
SPDR S&P Emerging Asia Pacific ETF...............    $ 8,000
SPDR S&P China ETF...............................    $ 1,300
SPDR S&P Emerging Markets ETF....................    $ 9,000
SPDR S&P Emerging Europe ETF.....................    $ 3,000
SPDR S&P Emerging Latin America ETF..............    $   500
SPDR S&P Emerging Middle East & Africa ETF.......    $ 1,500
SPDR S&P BRIC 40 ETF.............................    $   500

---------------

 * From time to time, any Fund may waive all or a portion of its applicable transaction fee.

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, for each Fund are distributed to shareholders annually. Net capital gains for all Funds are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each of the Fund's portfolio securities is available in the Statement of Additional Information.

                                  TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions,

     - You sell Shares listed on the Exchange, and

     - You create or redeem Creation Units

     Taxes on Distributions. Each Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Foreign Income Taxes. Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle each Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the end of its taxable year consist of foreign stocks or securities, such Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The

Fund may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

     Certain Funds may invest in REITs. Under recent legislation, the Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a "qualified investment entity." A "qualified investment entity" includes entities taxable as regulated investment companies ("RICs") if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a Fund are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that non-U.S. investors to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a non-U.S. investor is subject to the same treatment referenced in the preceding paragraph.

     Non-U.S. investors are encouraged to review the Statement of Additional Information for additional discussion of these issues. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Certain Tax Exempt Investors. A Fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

     Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Internal Revenue Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the Statement of Additional Information.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

                               INDEX DESCRIPTIONS

     Standard & Poor's Index Services is the world's foremost producer and calculator of market indices. Standard & Poor's indexes are used for a variety of investing activities, including benchmarking active investments and serving as the underlying for passive funds. In addition to independently developing indices, Standard & Poor's from time to time works with third parties interested in creating custom indices with characteristics matching the requirements of specific investment situations.

     Standard & Poor's is a leader in providing financial data, analytical research and investment and credit opinions to the global capital markets. Among the company's many products are the S&P Global 1200, the first real-time, global equity index, the S&P 500, the premier U.S. portfolio index, and credit ratings on more than 220,000 securities and funds. With 5,000 employees located in 19 countries, Standard & Poor's is an integral part of the world's financial architecture.

                           S&P/CITIGROUP BMI INDEXES

     The S&P/Citigroup Indexes were developed in 1989 in a collaborative effort between Salomon Smith Barney and the consulting firm Frank Russell, the latter ending the partnership four years later. In 2004, Standard & Poor's announced its acquisition of the indices from Citigroup, which had previously acquired the indices through merger and rebranded them with its trademark.

     The S&P/Citigroup Global Equity Index Series represents the full global universe of institutionally investable stocks currently listed in 53 markets. Standard & Poor's is a division of The McGraw-Hill Companies, Inc. and has been calculating indices since 1923.

INDEX CRITERIA & METHODOLOGY

     A. Component Selection Criteria

             To qualify for index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P/Citigroup BMI Global Index universe, the parent index for the S&P/Citigroup series.

             To be added to the S&P/Citigroup BMI Global Index, a company must:

               - Be domiciled in one of the world's developed or emerging markets.

               - Have at least USD 100 million in free float capitalization at the time of index reconstitution.

             - Post a minimum value traded of USD 25 million for the 12 months preceding the annual reconstitution.

             A stock may be added to the S&P/Citigroup BMI Global index in between regular reconstitutions if an initial public offering ("IPO") is large enough to warrant inclusion. Companies are removed from the S&P/Citigroup BMI Global Index if their free float capital falls below $75 million or below $25 million value traded for the preceding 12 months at the time of the annual reconstitution.

     B.  Methodology

             The S&P/Citigroup indexes are market capitalization weighted and adjusted for free float, meaning that only those shares publicly available for trading are used in calculation of index values. Four categories of shares are subtracted from a company's market capitalization to obtain its percentage shares in free float: (i) corporate cross holdings, (ii) private control blocks holdings accounting for 10% or more of total capital; (iii) government holdings; and (iv) legally-restricted shares. All investable primary market share classes are included in the index. All ordinary share classes, except fixed-dividend shares, are eligible for inclusion.

             Shares used in index calculations are adjusted for corporate actions on their ex-dates. These actions include splits, scrip and bonus issues, and preemptive rights. For actions resulting in no net change to the capitalization of the issue, the index divisor remains unchanged.

             Index divisors are adjusted for all extraordinary dividends, non-cash corporate distributions, and monies distributed via share buybacks. The index levels are price levels and, therefore, do not account for ordinary dividends.

             The following corporate actions result in changes to the index divisor: special dividends that are a return of capital, divestitures in the form of spin-offs, installment calls on partly paid issues, and buybacks through tender offers.

             With respect to the S&P/Citigroup BMI European Emerging Capped Index, stocks are capped at a maximum of 24% of index weight and changes in capping are monitored on a quarterly basis on the quarterly rebalancing dates.

     C.   Liquidity

             A company must post a minimum value traded of USD 25 million for the 12 month preceding the annual reconstitution to remain in the S&P/Citigroup series.

INDEX MAINTENANCE AND ISSUE CHANGES

     The S&P/Citigroup BMI Indexes are maintained by a team of analysts working under the direction of the S&P Index Committee. Index reconstitution takes place annually and involves both a bottom-up and a top-down review of all aspects of index construction.

     All listed common equities in index-eligible countries are evaluated for membership by taking into consideration multiple factors, including: price per share, total shares outstanding, available free float of shares outstanding, and market foreign exchange rate versus the U.S. dollar.

     A.  Additions

             Companies will be added to the index at the time of the annual reconstitution if their free float market capitalization exceeds $100 million and they are domiciled in one of the existing component countries. The company must also post a minimum of $25 million in value traded in the 12 months preceding the reconstitution.

             Newly public companies that arise from spin-offs, privatizations, and other events will be added each quarter if their market caps register above the median of a country's total market capitalization range. They may be added sooner if their size and expected liquidity warrants immediate inclusion.

     B.  Deletions

             Companies will be deleted from the index whose market capitalization falls below $75 million at the time of the annual reconstitution or those that have less than $15 million value traded in the last 12 months.

             Companies that fall below $150 million free float market cap on the final business day of a month are removed from the index at the following month end.

             If a company's shares are no longer available due to a cash acquisition or as a result of bankruptcy or delisting, the company will be deleted from the index without replacement. If an issue stops pricing, its index membership will be maintained at the final offer price until its removal. The company may be removed from the index if, in the judgment of Standard & Poor's, trading in the company's shares is unlikely to resume.

     C.   Index Rebalancing / Structural Changes

             All share changes, impacting an index constituent, of 5% or more will be done as soon as reasonably possible after the data are verified and after providing a minimum 5 days notice period. Announcements will be posted on the Standard & Poor's site:
        www.globalindices.standardandpoors.com.

             Changes entailing less than 5% changes of shares will be done on a quarterly basis. The dates of share rebalancing will be the third Fridays of March, June and December. In September they will coincide with the annual reconstitution of the index and share changes will be implemented at the close of business of September 30th, effective October 1st, for the developed markets and on November 1st for emerging markets.

INDEX AVAILABILITY

     The S&P/Citigroup BMI Indexes are calculated on all weekdays throughout the year. Daily historical price and total returns are available for download from the public website: www.globalindices.standardandpoors.com. Index data are also generally available via commercial data providers, including the following major vendors: BARRA, Bloomberg, Datastream. FactSet Data Systems, Reuters, Wilshire Associates, Vestek, and Zephyr Associates.

EXCHANGE RATES AND PRICING

     WM/Reuters foreign exchange rates are taken daily at 4:00 p.m. London time, and used in the calculation of the S&P/Citigroup Global Equity Indices. These foreign exchange rates during the U.S. trading day are calculated by the WM Company based on Reuters data and appear on Reuters pages WMRA and those pages following.

     Each company's primary share listing is used to calculate index levels. Closing prices in each company's domestic market are used in the final daily index calculations. If trading in a stock is halted, the last bid or suspension price is carried forward. In cases of prolonged suspension, a dealer market or gray market price is used, if obtainable, and the issue may be deleted from the index.

     The average market capitalizations for the components of the Indexes as of March 31, 2007:

                                                               AVERAGE
                                                               MARKET
INDEX                                                      CAPITALIZATION
-----                                                      ---------------
S&P/Citigroup BMI Asia Pacific Emerging Index............  $2.20   billion
S&P/Citigroup BMI China Index............................  $1.83   billion
S&P/Citigroup BMI Emerging Markets Index.................  $1.49   billion
S&P/Citigroup BMI European Emerging Capped Index.........  $2.78   billion
S&P/Citigroup BMI Latin America Index....................  $2.35   billion
S&P/Citigroup BMI Middle East & Africa Index.............  $1.37   billion

                               S&P BRIC 40 INDEX

INDEX CRITERIA & METHODOLOGY

     A. Component Selection Criteria

             To qualify for Index inclusion, a company must first meet the minimum requirements to enter and remain in the S&P/IFC Investable (S&P/IFCI) universe, the parent index for the S&P BRIC 40 Index.

             To be added to the Index, a company must:

               - Be domiciled in constituents of the S&P/IFCI country indices for emerging markets of Brazil, Russia, India and China.

               - Have stocks with float-adjusted market capitalization above
                 US$1 billion.

               - Have stocks with three-month average daily value traded above
                 US$5 million.

             No companies are added between rebalancings. Between rebalancings, companies are removed from the Index due to corporate events such as mergers, acquisitions, takeovers or delistings.

     B.  Methodology & Liquidity

             The Index is modified market capitalization weighted and adjusted for free float, meaning that only those shares publicly available for trading are used in calculation of Index values.

             The methodology stipulates that, at rebalancing, no stock can have a weight of more than 10% in the Index and the minimum initial portfolio size that can be turned over in a single day (based on recent trading volumes) cannot be lower than US$600 million. In order to uphold these parameters, the Index uses a modified market capitalization weighting scheme. Modifications are made to market capitalization weights, if required, to reflect available float, reduce single stock concentration and enhance Index basket liquidity.

             There are basically two steps in the creation of the Index. The first is the selection of the 40 companies, as follows:

               1. All constituents of the S&P/IFCI country indices for Brazil, Russia, India and China comprise the initial selection universe.

               2. All companies that do not have a developed market listing are removed from the list.

               3. Average three-month daily value traded (hereafter referred to as "liquidity") and float-adjusted market capitalization (hereafter referred to as "market cap"), as of the reference date, are measured.

               4. All stocks with a market cap of less than US$1 billion (the "Market Cap Threshold") and/or liquidity of less than US$5 million (the "Liquidity Threshold") are removed.

               5. If a company has multiple share classes, the share class with the lower liquidity is removed.

               6. The remaining stocks are sorted in decreasing order of their float-adjusted market capitalization. The top forty become Index members.

             The second step is the weighting of the Index constituents so that at rebalancing, no stock has a weight greater than 10% (the "Maximum Weight") and the basket liquidity of each constituent is greater than US$600 million ("Basket Liquidity").

INDEX MAINTENANCE AND ISSUE CHANGES

     The Index Committee maintains the Index. The Index Committee members are all are full-time professional members of Standard & Poor's staff. The Index Committee meets as needed. At each meeting, the Index Committee reviews pending corporate actions that may affect Index constituents, statistics comparing the composition of the indices to the market, and any significant market events. In addition, the Index Committee may revise Index policy covering rules for selecting companies, share counts, the Liquidity Threshold, the Market Cap Threshold, Basket Liquidity and Maximum Weight, or other matters. In the rare event that less than 40 stocks qualify for inclusion at the rebalancing, Standard & Poor's may modify the criteria to include multiple share classes or reduce the market cap limit, in that order.

     A.  Index Rebalancing/Structural Changes

             The Index is rebalanced once a year in December. The annual rebalancing of the Index will be effective after the market close of the third Friday of December. The cut-off date for the data used in the review will be the third Friday of November. New constituents and Index shares will be made available to clients with a two-week notice.

             In addition to the annual rebalancing, there will be a mid-year review. A semi-annual rebalancing will occur only if three of the biggest 30 stocks from the eligible universe are not in the Index at the mid-year review. There will not be a semi-annual rebalancing in years when this condition is not satisfied. The cut-off date for the data used in the midyear review will be mid-May, with a mid-year rebalancing being made, if necessary, after the market close on the third Friday of June. If a mid-year rebalancing is required, new constituents and Index shares will be made available to clients with a two-week notice.

     B.  Additions

             No companies are added between rebalancings.

     C.   Deletions

             Between rebalancings, a company can be deleted from the Index due to corporate events such as mergers, acquisitions, takeovers or delistings.

INDEX AVAILABILITY

     The Index rebalancing announcements are made at 05:15PM Eastern Time three to ten business days before the effective date on S&P's website at www.indices.standardpoors.com (the "S&P Website"). No separate announcements are made for routine corporate actions whose index implications are according to a set of rules laid out in the methodology document found on the S&P Website. If required, special or unusual events may warrant a posting on the S&P Website.

INDEX PRICING

     The pricing of Index members is taken from the stocks included in the Index -- specifically their developed market listing. If a single stock is trading in multiple developed markets, only the listing from the market with most liquidity is considered. All calculations to arrive at the membership and weightings are made in U.S. dollars. The Index is calculated in U.S. dollars, with the Reuters/WM London closing fix being used to convert the local market prices to U.S. dollars.

     The average float adjusted market capitalizations for the components in the Index as of March 31, 2007:

 INDEX                AVERAGE MARKET CAPITALIZATION
 -----                -----------------------------
 S&P BRIC 40
   Index..........           US$ 17 billion

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on February 14, 2002. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in the SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

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                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                      WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A Statement of Additional Information and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during such Fund's last fiscal year. The Statement of Additional information is incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.SPDRETFs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SECs Public Reference Room (100 F Street, NE, Washington D.C. 20549) or on the EDGAR Database on the SECs Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

EMINTLPROS               The Trust's Investment Company Act Number is 811-21145.

                       STREETTRACKS(R) INDEX SHARES FUNDS

                         Supplement dated June 19, 2007
                     to Statement of Additional Information
                               dated June 19, 2007

   Investors are advised that the below-listed Funds are not yet in operation:

                         SPDR(R) S&P(R) ASIA PACIFIC ETF
                            SPDR(R) S&P(R) EUROPE ETF

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ETFSAISUPP

                               DJ STOXX 50(R) ETF
                             DJ EURO STOXX 50(R) ETF
                        SPDR(R) S&P(R) ASIA PACIFIC ETF
                    SPDR(R) S&P(R) EMERGING ASIA PACIFIC ETF
                            SPDR(R) S&P(R) CHINA ETF
                       SPDR(R) S&P(R) EMERGING MARKETS ETF
                           SPDR(R) S&P(R) BRIC 40 ETF
                            SPDR(R) S&P(R) EUROPE ETF
                       SPDR(R) S&P(R) EMERGING EUROPE ETF
                    SPDR(R) S&P(R) EMERGING LATIN AMERICA ETF
                SPDR(R) S&P(R) EMERGING MIDDLE EAST & AFRICA ETF
                         SPDR(R) S&P(R) WORLD EX-US ETF
                   SPDR(R) S&P(R) INTERNATIONAL SMALL CAP ETF
                SPDR(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF
              SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF
                           SPDR(R) MSCI ACWI EX-US ETF
                   SPDR(R) RUSSELL/NOMURA PRIME(TM) JAPAN ETF
                 SPDR(R) RUSSELL/NOMURA SMALL CAP(TM) JAPAN ETF

                  (each a "Fund" and collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 19, 2007

The Funds are separate exchange-traded "index funds," each of which is a series of streetTRACKS Index Shares Funds (the "Trust"), and are offered by this Statement of Additional Information ("SAI"). SSgA Funds Management, Inc. is the investment adviser ("Adviser") for each Fund. State Street Global Markets, LLC is the principal underwriter ("Principal Underwriter") for each Fund's shares.

The Report of Independent Registered Public Accounting Firm, financial highlights, and financial statements of the DJ STOXX 50(R) ETF and the DJ EURO STOXX 50(R) ETF (collectively, the "Stoxx Funds") included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2006 are incorporated herein by reference. The other Funds discussed in this SAI (collectively, the "New Funds") had not commenced operations as of September 30, 2006 and therefore they did not have any financial information to report for the period listed above.

This SAI is not a Prospectus. It should be read in conjunction with each Fund's Prospectus, as may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of the Funds' current Prospectuses may be obtained without charge by calling toll-free 1-866-787-2257. The Prospectuses contain more complete information about the Funds. You should read it carefully before investing.

                       streetTRACKS(R) INDEX SHARES FUNDS

ETFSAI

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Description of the Trust                                               3
Additional Investment Policies and Restrictions                                3
Additional Index Information                                                   6
Investment Restrictions                                                        7
Special Considerations and Risks                                               8
Exchange Listing and Trading                                                  10
Management of the Trust                                                       11
Brokerage Transactions                                                        19
Book Entry Only System                                                        20
Control Persons and Principal Holders of Securities                           21
Creation and Redemption of Creation Units                                     24
Determination of Net Asset Value                                              28
Dividends and Distributions                                                   29
Taxes                                                                         29
Capital Stock and Shareholder Reports                                         34
Counsel and Independent Registered Public Accounting Firm                     34
Financial Statements                                                          34
Appendix A-Local Market Holiday Schedules                                    A-1
Appendix B-Proxy Voting Policies                                             B-1

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended ("1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended. The Trust currently consists of eighteen (18) Funds as described on the front cover.

The Trust was organized as a Massachusetts business trust on February 14, 2002. The investment objective of each Fund is to seek to provide investment results that, before expenses, correspond generally to the total return performance, or the price and yield performance, of a specified market index (each, an "Index"). The shares of each Fund are referred to herein as "Shares." The Stoxx Funds commenced operations on October 15, 2002; the SPDR(R) Russell/Nomura PRIME(TM) Japan ETF and the SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF commenced operations on November 9, 2006; the SPDR(R) DJ Wilshire International Real Estate ETF commenced operations on December 15, 2006; the SPDR(R) MSCI ACWI ex-US ETF commenced operations on January 10, 2007; the SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF commenced operations on January 25, 2007; The SPDR(R) S&P(R) Emerging Asia Pacific ETF, the SPDR(R) S&P(R) China ETF, the SPDR(R) S&P(R) Emerging Markets ETF, the SPDR(R) S&P(R) Emerging Europe ETF, SPDR(R) S&P(R) Emerging Latin America ETF and the SPDR(R) S&P(R) Emerging Middle East & Africa ETF commenced operations on March 19, 2007; the SPDR(R) S&P(R) World ex-US ETF, the SPDR(R) S&P(R) International Small Cap ETF commenced operations on April 20, 2007; the SPDR(R) S&P(R) BRIC 40 ETF commenced operations on June 19, 2007; and the remaining New Funds had not commenced operations prior to the date of this SAI.

Except as described in greater detail under "Dividend Reinvestment Service," each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit"). Each Fund offers and issues Creation Units generally in exchange for a basket of equity securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). Shares are listed on the New York Stock Exchange (the "NYSE") (Stoxx Funds only) and the American Stock Exchange (New Funds only) (the "AMEX" and together with the NYSE, the "Exchanges") and trade at market prices. These prices may differ from the net asset values of the Shares. Shares are also redeemable only in Creation Unit aggregations (except upon termination of a Fund), and generally in exchange for portfolio securities and a specified cash payment ("Cash Redemption Amount"). A Creation Unit of each Fund consists of 50,000 Shares, 100,000 Shares or other aggregation thereof as set forth in each Fund's prospectus.

The Trust reserves the right to offer a "cash" option for purchases and redemptions of Creation Units (subject to applicable legal requirements) although it has no current intention of doing so. Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount of cash in such amount as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." In each instance of such cash purchases or redemptions, the Trust may impose, with respect to the Stoxx Funds, in addition to the fixed Creation or Redemption Transaction Fee, an additional transaction fee of up to four times the fixed Creation or Redemption Transaction Fee.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

The following supplements the information contained in the Prospectus concerning additional investment policies and restrictions of the Funds.

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. This means that with each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issue may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse affect on the Fund's performance or subject the Fund's shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain

Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION. In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

LENDING PORTFOLIO SECURITIES. Each Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Adviser deems qualified. Because the assets that are pledged as collateral to each Fund in connection with these loans generate income, securities lending may enable a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby, reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the price and yield, or total return performance, of its Index.

Loans of portfolio securities may not exceed 33 1/3% of a Fund's total assets. The documentation for these loans provides that a Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined, plus accrued interest and dividends. Each Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds that invest exclusively in money market instruments.

Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering these securities. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by the Adviser. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A Fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

Pursuant to procedures adopted by the Funds' Board of Trustees, UBS Securities LLC has been retained to serve as lending agent for the Stoxx Funds. In the future, subject to approval by the Board of Trustees, State Street or a third party agent may act as lending agent for the other Funds in addition to or including the Stoxx Funds. State Street is an affiliate of the Adviser.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS. In addition to repurchase agreements, the Funds may invest in other high quality, short-term, U.S. dollar-denominated money market instruments of U.S. and foreign issuers. These instruments may include obligations of banks, time deposits and depository institutions, government and U.S. government agency securities, commercial paper and other short-term obligations issued by corporations, partnerships, trusts or other entities, corporate bonds and notes, variable and floating rate securities, funding agreements, guaranteed investment contracts, variable amount master demand notes, participation interests in any of the foregoing, reverse repurchase agreements, investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the 1940 Act), and private investment vehicles similar to money market funds, including one managed by the Adviser.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS. Each Fund may utilize exchange-traded futures and options contracts and swap agreements. Each Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or CFTC regulation or interpretation."

Futures Contracts and Options -- Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

Restrictions on the Use of Futures and Options -- In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The funds reserve the right to engage in transaction involving futures and option thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian ban, cash or equivalents. When it has a short futures position it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Short Sales "Against the Box" -- Each Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Swap Agreements -- Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

Future Developments -- Each Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

ADDITIONAL INDEX INFORMATION

STOXX Limited provides and services the Dow Jones STOXX(R) indexes. STOXX Limited was founded in 1997 as a joint venture between Deutsche Boerse AG, Dow Jones & Company, Euronext Paris SA and SWX Swiss Exchange. The Dow Jones STOXX 50(R) Index and the Dow Jones EURO STOXX 50(R) Index were launched in February 1998, in advance of the European Monetary Union, the launch of the euro and the creation of the Eurozone on January 1, 1999.

When the Dow Jones STOXX(R) indexes were created in 1998, the intention was to provide a complete and fully integrated family of market indicators for the European market. While the benchmark indexes resulting from this outlook were innovative in their own right, regional blue-chip indexes were more conspicuously absent from the types of indexes available to investors. The most widely used blue-chip indexes at that time were typically calculated by local exchanges with a variety of incompatible methodologies and consisting wholly of stocks listed on those exchanges.

The Dow Jones STOXX 50(R) and Dow Jones EURO STOXX 50(R) Indexes were born out of this need for a set of consistently designed pan-European measures. The indexes track the large-cap markets of the European and Eurozone regions. Both these Dow Jones STOXX(R) blue-chip indexes are designed to be suitable as the basis for investment products, such as derivatives and exchange-traded funds. Their components have a high degree of liquidity and represent the largest companies across all 18 market sectors defined by the Dow Jones Global Classification Standard.

Derived from the broader total market indexes for each of the two regions, Europe and the Eurozone, these two blue-chip indexes each represent about 60% of the market capitalization of their underlying benchmarks. The Dow Jones STOXX 50(R) Index covers Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Dow Jones EURO STOXX 50(R) Index covers the same countries, excluding Denmark, Norway, Sweden, Switzerland and the United Kingdom.

Index Universe -- The index universe for the Dow Jones STOXX 50(R) Index is defined as all components of the 18 Dow Jones STOXX(R) 600 Supersector indexes. The Dow Jones STOXX(R) 600 Supersector indexes contain the 600 largest stocks traded on the major exchanges of 17 European countries. The index universe for the Dow Jones EURO STOXX 50(R) Index is defined as all components of the 18 Dow Jones EURO STOXX(R) Supersector indexes. The Dow Jones EURO STOXX(R) Supersector indexes represent the Eurozone portion of the Dow Jones STOXX(R) Total Market Index, which in turn covers 95% of the total market capitalization of the stocks traded on the major exchanges of 17 European countries. "Dow Jones STOXX 600" and "Dow Jones EURO STOXX" are service marks of Dow Jones & Company, Inc. and STOXX Limited.

Selection List -- For each of the 18 Dow Jones STOXX(R) 600 TMI Supersector indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones STOXX(R) Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones STOXX 50(R) Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Within each of the 18 Dow Jones EURO STOXX(R) TMI Supersector Indexes, the component stocks are ranked by free-float market capitalization. The largest stocks are added to the selection list until the coverage is close to, but still less than, 60% of the free-float market capitalization of the corresponding Dow Jones EURO STOXX(R) Total Market Supersector Index. If the next-ranked stock brings the coverage closer to 60% in absolute terms, then it is also added to the selection list. Any remaining stocks that are current Dow Jones EURO STOXX 50(R) Index components are added to the selection list. The stocks on the selection list are ranked by free-float market capitalization. In exceptional cases, the STOXX Limited Supervisory Board may make additions and deletions to the selection list.

Stock Selection -- The 40 largest stocks on the selection list for each index are chosen as components. Any remaining current components of the index ranked between 41 and 60 are added as index components. If the component number is still below 50, then the largest stocks on the selection list are added until the index contains 50 stocks.

Review Frequency -- Index composition is reviewed annually in September.

Weighting -- The indexes are each weighted by free-float market capitalization. Each component's weight is capped at 10% of the index's total free-float market capitalization. Weights are reviewed quarterly.

Information with respect to the benchmark Index for each of the New Funds is set forth in each New Fund's Prospectus, as may be revised from time to time.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote of the lesser of
(1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Change its investment objective (except for the SPDR FTSE/Macquarie Global Infrastructure 100 ETF);

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant index for the purchase of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, but a Fund may purchase and sell securities that are issued by companies that invest or deal in real estate assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short, except short sales "against the box"; or

9. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

10. Concentrate its investments in an industry (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or

3. Under normal circumstances:

     a. with respect to the Stoxx Funds, invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index;

     b. with respect to the New Funds (except the SPDR(R) S&P(R) BRIC 40 ETF), invest less than 90% of its total assets in component securities that comprise its relevant benchmark Index or in American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs") based on the securities in its Index; and

     c. with respect to the SPDR(R) S&P(R) BRIC 40 ETF, invest less than 80% of its total assets in component securities that comprise its relevant benchmark Index or in ADRs or GDRs based on the securities in its Index.

          Prior to any change in a Fund's 90% investment policy or 80% investment policy, as applicable, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, each Fund's Prospectus.

GENERAL. Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the indexes are listed on a recognized securities exchange in Europe, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark index if the index underlying the futures contracts differs from the benchmark index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Funds and, in particular, the SPDR(R) DJ Wilshire International Real Estate ETF, may invest in REITs to the extent that their underlying Indexes invest in REITs. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under "Buying and Selling the Funds" and "Pricing and Valuation." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares trade on the Exchanges at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of Shares of any Fund will continue to be met.

An Exchange may, but is not required to, remove the shares of a Fund from listing if (1) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days, (2) the value of the underlying Index on which the Fund is based is no longer calculated or available, (3) the IOPV (as defined below) of the Fund is no longer calculated or available; or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

As in the case of other stocks traded on Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current Share pricing information with respect to the Stoxx Funds, the NYSE disseminates an updated indicative optimized portfolio value ("IOPV") relating to each Fund as calculated by Bloomberg, L.P. ("Bloomberg"). In order to provide current Share pricing information with respect to all other Funds, the AMEX calculates and disseminates an updated IOPV relating to each Fund. The IOPV calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the IOPV and the market price could be affected. IOPVs also will be disseminated to providers of financial data via the National Market System. IOPVs are disseminated for each Fund every 15 seconds during regular Exchange trading hours of 9:30 a.m., New York time to 4:00 p.m., New York time. Neither the Trust, nor the Adviser, nor any of its affiliates are involved in or responsible for any aspect of the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

An IOPV is solely an estimate of the current market value per Share of a Fund. As such, IOPVs are not, and should not be taken to be, a real time update of the net asset value per Share of a Fund, which is calculated only once daily, normally at 4:00 p.m., New York time. Further, IOPVs are not, and should not be taken to be, the price at which Shares may be purchased or sold in the secondary market.

The Trust reserves the right to adjust the stock prices of Shares of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of the Funds are listed and traded on the applicable Exchange.

MANAGEMENT OF THE TRUST

The Trust is a Massachusetts business trust governed by a Board of Trustees. The Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Adviser, are listed below:

TRUSTEES AND OFFICERS OF THE TRUST

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                 TERM OF                PRINCIPAL              IN FUND
                                                OFFICE AND            OCCUPATION(S)            COMPLEX           OTHER
        NAME, ADDRESS           POSITION(S)     LENGTH OF              DURING PAST            OVERSEEN       DIRECTORSHIPS
      AND DATE OF BIRTH          WITH FUNDS    TIME SERVED               5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
-----------------------------   -----------   -------------   ----------------------------   ----------   -------------------
TRUSTEES

INTERESTED TRUSTEE

JAMES E. ROSS*                  Interested    Unlimited       President, SSgA Funds              73       streetTRACKS Series
SSgA Funds Management, Inc.     Trustee/      Elected:        Management, Inc.                            Trust (Trustee);
State Street Financial Center   President     November        (2005-present); Principal,                  Select Sector
One Lincoln Street                            2005/May 2005   SSgA Funds Management, Inc.                 SPDR(R)  Trust
Boston, MA 02111                                              (2001-present); Senior                      (Trustee).
6/24/65                                                       Managing Director, State
                                                              Street Global Advisors
                                                              (March 2006-present);
                                                              Principal, State Street
                                                              Global Advisors (2000 to
                                                              2006).

INDEPENDENT TRUSTEES

DAVID M. KELLY                  Independent   Unlimited       Retired.                           64       Chicago Stock
420 Sabal Palm Lane             Trustee       Elected:                                                    Exchange
Vero Beach, FL 32963                          July 2004                                                   (Public Governor/
10/10/38                                                                                                  Director);
                                                                                                          Penson Worldwide
                                                                                                          Inc.
                                                                                                          (Director);
                                                                                                          Custodial Trust Co.
                                                                                                          (Director);
                                                                                                          streetTRACKS(R)
                                                                                                          Series Trust
                                                                                                          (Trustee).

FRANK NESVET                    Independent   Unlimited       Chief Executive Officer,           64       streetTRACKS Series
c/o streetTRACKS Index          Trustee       Elected:        Libra Group, Inc.                           Trust (Trustee);
Shares Funds                                  July 2004       (1998-present)(a financial                  The Massachusetts
State Street Financial Center                                 services consulting                         Health & Education
One Lincoln Street                                            company).                                   Tax Exempt Trust
Boston, MA 02111                                                                                          (Trustee).
9/24/43

HELEN F. PETERS                 Independent   Unlimited       Professor of Finance,              64       Tradeware Global
133 South Street                Trustee       Elected:        Carroll School of                           (Director); BJ's
Needham, MA 02492                             July 2004       Management, Boston College                  Wholesale Clubs
3/22/48                                                       (2003-present); Dean, Boston                (Director);
                                                              College (August 2000-2003).                 streetTRACKS Series
                                                                                                          Trust (Trustee).

OFFICERS

MICHAEL P. RILEY                Vice          Unlimited       Principal, State Street            N/A      N/A
SSgA Funds Management, Inc.     President     Elected:        Global Advisors (2005 to
State Street Financial Center                 February 2005   present); Assistant Vice
One Lincoln Street                                            President, State Street Bank
Boston, MA 02111                                              and Trust Company
3/22/69                                                       (2000-2004).

GARY L. FRENCH                  Treasurer     Unlimited       Senior Vice President, State       N/A      N/A
State Street Bank and                         Elected:        Street Bank and Trust
Trust Company                                 May 2005        Company (2002-present);
One Lincoln Street                                            Managing Director, Deutsche
Boston, MA 02111                                              Bank (2001-2002).
7/4/51

MARY MORAN ZEVEN                Secretary     Unlimited       Senior Vice President and          N/A      N/A
State Street Bank and                         Elected:        Senior Managing Counsel,
Trust Company                                 July 2004       State Street Bank and Trust
One Lincoln Street                                            Company (2002-present).
Boston, MA 02111
2/27/61

RYAN M. LOUVAR                  Assistant     Unlimited       Vice President and Counsel,        N/A      N/A
State Street Bank and           Secretary     Elected:        State Street Bank and Trust
Trust Company                                 October 2006    Company (2005-present);
2 Avenue de Lafayette                                         Counsel, BISYS, Inc.
Boston, MA 02111                                              (2000-2005) (a financial
2/18/72                                                       services company).

JOHN W. CLARK                   Assistant     Unlimited       Vice President, State Street       N/A      N/A
State Street Bank and           Treasurer     Elected:        Bank & Trust Company (2001 -
Trust Company                                 August 2005     present).
One Lincoln Street
Boston, MA 02111
3/24/67

MATTHEW FLAHERTY                Assistant     Unlimited       Assistant Vice President,          N/A      N/A
State Street Bank and           Treasurer     Elected:        State Street Bank and Trust
Trust Company                                 May 2005        (1994-present).**
One Lincoln Street
Boston, MA 02111
2/19/71

CHAD C. HALLETT                 Assistant     Unlimited       Vice President, State Street       N/A      N/A
State Street Bank and           Treasurer     Elected:        Bank and Trust Company
Trust Company                                 May 2006        (2003-Present); Assistant
One Lincoln Street                                            Director, State Street Bank
Boston, MA 02111                                              and Trust Company
1/28/69                                                       (2001-2003).

PETER A. AMBROSINI              Chief         Unlimited       Senior Principal and Chief         N/A      N/A
SSgA Funds                      Compliance    Elected:        Compliance and Risk
Management, Inc.                Officer       May 2004        Management Officer, SSgA
State Street Financial Center                                 Funds Management, Inc.
One Lincoln Street                                            (2001-present)
Boston, MA 02111
12/17/43

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

**   Served in various capacities during the noted time period.

TRUSTEES' OWNERSHIP OF SHARES. The following table shows the dollar range of equity securities beneficially owned by each of the Trustees as of December 31, 2006:

                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                        DOLLAR RANGE OF     ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                       EQUITY SECURITIES             BY THE TRUSTEE IN FAMILY OF
NAME                      IN THE TRUST                  INVESTMENT COMPANIES
----                   -----------------   ----------------------------------------------
INDEPENDENT TRUSTEES
David M. Kelly                None                              None
Frank Nesvet                  None                              None
Helen F. Peters               None                              None
INTERESTED TRUSTEE
James Ross                    None                              None

TRUSTEES' OWNERSHIP OF SECURITIES ISSUED BY THE ADVISER OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE ADVISER. As of December 31, 2006, the Independent Trustees or their immediate family members did not own any securities issued by the Adviser or the Principal Underwriter or any company controlling, controlled by or are under common control with the Adviser or the Principal Underwriter.

REMUNERATION OF THE TRUSTEES AND OFFICERS. No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or trustee of the Trust, other than the Trust's Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust pays each trustee who is not an "interested person" (as defined in the 1940 Act) an annual fee of $15,000 plus $300 per Fund per meeting for scheduled quarterly meetings of the Board attended by the trustee. The Trust also reimburses each trustee for travel and other out-of-pocket expenses incurred by him in connection with attending such meetings. Committee members do not receive any additional compensation for service on a committee. The trustee fees are allocated among the Funds based on net assets.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended September 30, 2006.

                                 PENSION OR
                                 RETIREMENT                     TOTAL
                                  BENEFITS     ESTIMATED    COMPENSATION
                    AGGREGATE      ACCRUED      ANNUAL          FROM
                  COMPENSATION   AS PART OF    BENEFITS    TRUST AND FUND
                      FROM          TRUST        UPON       COMPLEX PAID
NAME OF TRUSTEE       TRUST       EXPENSES    RETIREMENT     TO TRUSTEES
---------------   ------------   ----------   ----------   --------------
David M. Kelly       $17,400         NA           NA           $47,400
Frank Nesvet         $17,400         NA           NA           $47,400
Helen F. Peters      $17,400         NA           NA           $47,400

No trustee or officer is entitled to any pension or retirement benefits from the Trust.

COMMITTEES. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as the Chairperson. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three times during the fiscal year ended September 30, 2006.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as the Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met once during the fiscal year ended September 30, 2006.

Pricing Committee. The Board of Trustees also has established a Pricing Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing Committee meets only when necessary. The Pricing Committee reports to the Board on a quarterly basis.

CODE OF ETHICS. The Trust, the Adviser, the Sub-Adviser (by adoption of the Adviser's code of ethics) and the Principal Underwriter each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Principal Underwriter from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as an exhibit to this registration statement, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES. The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy, which has also been adopted by the Sub-Adviser, is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER. SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the investment adviser to the Funds pursuant to a contract (the "Advisory Contract") with the Trust. Under the Advisory Contract, each Fund pays the Adviser a unitary fee, computed daily and paid quarterly, at the annual rate as set forth below with respect to the Stoxx Funds and as set forth in each New Fund's Prospectus.

The Advisory Contract provides that the Adviser will pay the operating expenses of each Fund, except for the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees' counsel fees), acquired fund fees and expenses, litigation expenses and any other extraordinary expenses, from the unitary fee.

Each Stoxx Fund pays the Adviser a unitary fee, computed daily and paid monthly, at the annual rate of 0.29% of average daily net assets of each Fund. For the fiscal year ended September 30, 2006, the Stoxx Funds paid the following amounts to the Adviser:

FUND NAME                 AMOUNT PAID
---------                 -----------
DJ STOXX 50(R) ETF          $104,897
DJ EURO STOXX 50(R) ETF     $533,758

The New Funds had not commenced operations as of September 30, 2006 and therefore they did not pay any advisory fees for the fiscal year ended September 30, 2006.

For the fiscal year ended September 30, 2005, the Stoxx ETFs paid the following amounts to the Adviser:

FUND NAME                 AMOUNT PAID
---------                 -----------
DJ STOXX 50(R) ETF          $ 84,662
DJ EURO STOXX 50(R) ETF     $397,634

For the period July 1, 2004 to September 30, 2004, the Stoxx Funds paid the following amounts to the Adviser:

FUND NAME                 AMOUNT PAID
---------                 -----------
DJ STOXX 50(R) ETF          $17,705
DJ EURO STOXX 50(R) ETF     $66,696

For the period October 1, 2003 to June 30, 2004, the Stoxx Funds paid the following amounts to UBS Global Asset Management (US) Inc., the Stoxx Funds' former investment adviser:

FUND NAME                 AMOUNT PAID
---------                 -----------
DJ STOXX 50(R) ETF          $ 39,034
DJ EURO STOXX 50(R) ETF     $183,469

Under the Advisory Contract, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time with respect to a Fund without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

The Board of Trustees, including a majority of the Independent Trustees, initially approved the Trust's Advisory Contract with the Adviser at a meeting held on March 29, 2004, called for the purpose of reviewing the Advisory Contract, and the shareholders approved the Advisory Contract at a shareholder meeting held on June 16, 2004. Prior to that, the Board of Trustees had approved an Investment Advisory Agreement with UBS Global Asset Management Inc. at the Trust's organizational board meeting held on August 19, 2002.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund, except as otherwise set forth below.

INVESTMENT SUB-ADVISER (SPDR(R) DJ Wilshire International Real Estate ETF). Pursuant to the Advisory Agreement between the SPDR(R) DJ Wilshire International Real Estate ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman" or the "Sub-Adviser"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR(R) DJ Wilshire International Real Estate ETF's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of December 31, 2006, Tuckerman managed approximately $6.7 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee based on the average daily net assets with respect to the SPDR(R) DJ Wilshire International Real Estate ETF. The SPDR(R) DJ Wilshire International Real Estate ETF had not commenced operations as of September 30, 2006 and therefore the Advisor did not pay any fees to Tuckerman for the fiscal year ended September 30, 2006.

PORTFOLIO MANAGERS. The Adviser, and with respect to the SPDR(R) DJ Wilshire International Real Estate ETF, the Sub-Adviser, each manage the Funds using a team of investment professionals. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of September 30, 2006 (excluding the SPDR(R) DJ Wilshire International Real Estate ETF).

              Registered                 Other Pooled                                             Total
              Investment      Assets      Investment       Assets                   Assets        Assets
Portfolio       Company      Managed        Vehicle       Managed       Other      Managed       Managed
Manager        Accounts    (billions)*     Accounts     (billions)*   Accounts   (billions)*   (billions)*
---------     ----------   -----------   ------------   -----------   --------   -----------   -----------
Lynn Blake        43          $29.08          384         $270.94        106        $89.08       $389.10
John Tucker       43          $29.08          384         $270.94        106        $89.08       $389.10

*    There are no performance fees associated with these portfolios.

The portfolio managers listed above do not beneficially own any shares of the Funds as of November 30, 2006.

SPDR(R) DJ Wilshire International Real Estate ETF. The following table lists the number and types of other accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Fund and assets under management in those accounts as of September 30, 2006.

                     Registered                Other Pooled                                           Total
                     Investment      Assets     Investment       Assets                  Assets       Assets
Portfolio              Company      Managed       Vehicle       Managed      Other      Managed      Managed
Manager               Accounts    (billions)     Accounts     (billions)   Accounts   (billions)   (billions)
---------            ----------   ----------   ------------   ----------   --------   ----------   ----------

Amos J. Rogers III        2          $1.38           6           $1.76        43         $1.89        $5.04
Murat Sensoy              2          $1.38           6           $1.76        43         $1.89        $5.04

The portfolio managers listed above do not own any shares of the SPDR(R) DJ Wilshire International Real Estate ETF as of November 30, 2006.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser, and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser and Sub-Adviser seek to understand what their competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser and the Sub-Adviser are a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR. State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an Administration Agreement. Under the Administrative Services Agreement, State Street is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to, and filings with, the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, State Street holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. State Street also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses.

As compensation for its services under the Administrative Services Agreement, Transfer Agency Agreement and Custodian Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets for the Trust, as follows: 0.0475% on the first $3 billion and 0.0425% thereafter (determined on a fund complex basis), subject to certain per Fund minimum fees. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, and in-kind creation (purchase) and redemption transaction fees (as described below and in each Fund's prospectus). The Advisory Contract provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE PRINCIPAL UNDERWRITER. State Street Global Markets, LLC, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, acts as the principal underwriter of each Fund pursuant to a principal underwriting contract with the Trust (the "Principal Underwriting Agreement") which requires the Principal Underwriter to use its best efforts, consistent with its other businesses, to sell Shares of the Funds. Shares of each Fund are offered continuously. The Principal Underwriter may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Shares. A 12b-1 plan has not been approved with respect to the Funds.

The Principal Underwriter may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be DTC Participants (as defined below) and/or investor services organizations.

LICENSING ARRANGMENTS. Each Fund will be based on a particular equity market index compiled by each Index providers. No Index providers are affiliated with the Adviser or its affiliates. Each Fund will be entitled to use the underlying index pursuant to a license or sub-license agreement from the respective Index provider. The Adviser has entered into certain license and sub-license agreements such that the Trust is not obligated to pay any sub-license fees for the use of the Indexes.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effects. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sales of Fund shares into account. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. The Adviser does not "pay up" for the value of any such proprietary research. The Adviser may aggregate trades with clients of the Adviser's affiliate, State Street Global Advisors ("SSgA"), whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds of the Trust and one or more other investment companies or clients supervised by the Adviser or SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the DJ STOXX 50(R) ETF and the DJ EURO STOXX 50(R) ETF for the fiscal years ended September 30. None of the brokerage commissions paid were paid to affiliated brokers.

FUND                        2006      2005      2004
----                      -------   -------   -------
DJ STOXX 50(R) ETF        $ 4,345   $ 2,812   $ 1,695
DJ EURO STOXX 50(R) ETF   $10,304   $18,734   $11,405

The New Funds had not commenced operations as of September 30, 2006 and therefore they did not pay brokerage commissions for the periods listed above.

Holdings in Shares of Regular Broker-Dealers by DJ STOXX 50(R) ETF and the DJ EURO STOXX 50(R) ETF as of September 30, 2006.

Societe General              $7,622,792
ABN Amro Holding NV          $6,137,367
UBS AG                       $2,020,396
Credit Suisse First Boston   $1,133,067

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Buying and Selling the Funds."

The Depository Trust Company ("DTC") acts as securities depositary for Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchanges.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of June 1, 2007, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds were as follows:

NAME                                       ADDRESS                                 PERCENTAGE OWNERSHIP
                                           Merrill Lynch, Pierce Fenner
DJ Stoxx 50(R) ETF                         & Smith, Inc.                                  69.49%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

                                           Timber Hill LLC                                30.51%
                                           Sutton Park North
                                           465 Columbus Avenue
                                           Valhalla, NY 10595

                                           Bear Stearns Securities Corp.                  27.12%
                                           One Metrotech Center North
                                           Brooklyn, NY 11201

                                           Morgan Stanley                                  6.78%
                                           1565 Broadway
                                           New York, NY 10036

                                           Salomon Smith Barney                            5.08%
                                           390 Greenwich Street, 3rd Floor
                                           New York, NY 10013

                                           Merrill Lynch, Pierce Fenner
DJ Euro Stoxx 50(R) ETF                    & Smith, Inc.                                  55.50%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

                                           Salomon Smith Barney                           19.78%
                                           390 Greenwich Street, 3rd Floor
                                           New York, NY 10013

                                           UBS Warburg                                     9.89%
                                           677 Washington Boulevard
                                           Stamford, CT 06901

                                           Morgan Stanley                                  8.79%
                                           1565 Broadway
                                           New York, NY 10036


                                           Goldman Sachs International
                                           Ltd.                                            6.04%
                                           1 New York Plaza, 50th Floor
                                           New York, NY 10004

SPDR(R) Russell/Nomura PRIME(TM)           Nomura Securities
Japan ETF                                  International, Inc.                            93.75%
                                           2 World Financial Center,
                                           Building B
                                           255 Liberty Street
                                           New York, NY 10281-1198

                                           Goldman Sachs Execution &
                                           Clearing                                        6.25%
                                           120 Broadway
                                           6th Floor
                                           New York, NY 10271

SPDR(R) Russell/Nomura Small Cap(TM)       Merrill Lynch, Pierce Fenner
Japan ETF                                  & Smith, Inc.                                  57.63%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

                                           Citigroup Global Markets, Inc.                 37.29%
                                           390 Greenwich Street
                                           New York, NY 10013

                                           Goldman Sachs Execution &
                                           Clearing                                        5.08%
                                           120 Broadway
                                           6th Floor
                                           New York, NY 10271

SPDR(R) DJ Wilshire International Real     Citigroup Global Markets, Inc.                 42.22%
Estate ETF                                 390 Greenwich Street
                                           New York, NY 10013

                                           Goldman Sachs Execution &
                                           Clearing                                       29.63%
                                           120 Broadway
                                           6th Floor
                                           New York, NY 10271

                                           Merrill Lynch, Pierce Fenner
                                           & Smith, Inc.                                  28.15%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281


SPDR(R) S&P(R) International Small         Merrill Lynch, Pierce Fenner
Cap ETF                                    & Smith, Inc.                                 100.00%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

                                           Goldman Sachs Execution &
SPDR(R) S&P(R) China ETF                   Clearing                                      100.00%
                                           120 Broadway
                                           6th Floor
                                           New York, NY 10271

SPDR(R) S&P(R) Emerging Asia               Merrill Lynch, Pierce Fenner
Pacific ETF                                & Smith, Inc.                                 100.00%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

SPDR(R) S&P(R) Emerging Europe             Merrill Lynch, Pierce Fenner
ETF                                        & Smith, Inc.                                 100.00%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

SPDR(R) S&P(R) Emerging Middle             Merrill Lynch, Pierce Fenner
East & Africa ETF                          & Smith, Inc.                                 100.00%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

SPDR(R) S&P(R) Emerging Latin              Goldman Sachs Execution &
America ETF                                Clearing                                      100.00%
                                           120 Broadway
                                           6th Floor
                                           New York, NY 10271

SPDR(R) S&P(R)  Emerging Markets           Merrill Lynch, Pierce Fenner
ETF                                        & Smith, Inc.                                 100.00%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

SPDR(R) S&P(R)  World ex-US ETF            Goldman Sachs Execution &
                                           Clearing                                      100.00%
                                           120 Broadway

                                           6th Floor
                                           New York, NY 10271

SPDR(R) FTSE/Macquarie Global              Merrill Lynch, Pierce Fenner
Infrastructure 100 ETF                     & Smith, Inc.                                  75.00%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281

                                           Citigroup Global Markets,
                                           Inc.                                           25.00%
                                           390 Greenwich Street
                                           New York, NY 10013

                                           Merrill Lynch, Pierce Fenner
SPDR(R) MSCI ACWI ex-US ETF                & Smith, Inc.                                 100.00%
                                           World Financial Center, 5th Floor
                                           New York, NY 10281


The SPDR(R) S&P(R) ASIA PACIFIC ETF and the SPDR(R) S&P(R) EUROPE ETF had not commenced operations as of June 1, 2007 and therefore no person owned of record beneficially 5% or more of any Shares of such Funds.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be deemed to have control of the applicable Fund and may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the applicable Fund.

As of June 1, 2007, the Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION. The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their net asset value next determined after acceptance, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Plan.

A "Business Day" with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the Exchanges observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" per each Creation Unit constituting a substantial replication, or a portfolio sampling representation, of the stocks included in the relevant Fund's benchmark index and an amount of cash the "Cash Component" computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash i.e., a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting, (a "Custom Order"). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") that has executed an agreement with the Principal Underwriter and the Transfer Agent with respect to purchases and redemptions of Creation Units (an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement among the Principal Underwriter and the Transfer Agent, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below).

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Unit size aggregations of Shares (50,000 Shares, 100,000 Shares or other aggregation thereof as further set forth in each Fund's Prospectus) and in the manner set forth in the Participant Agreement. In the case of custom orders, the order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement.

CREATION ORDER. The Principal Underwriter shall inform the Transfer Agent, the Adviser and the Custodian upon receipt of a purchase order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Deposit Securities (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount). Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

The Authorized Participant must also pay to the Trust, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the applicable Creation Transaction Fee (defined below). Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchanges.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant.

In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the time set forth in the Participant Agreement, and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Principal Underwriter and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, the Trust will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such net asset value as shall have been calculated after receipt in proper form of such order pursuant to the terms of the Participant Agreement. The Principal Underwriter will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) as additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust, normally by 12:00 p.m., New York time the following Business Day. In addition, a Transaction Fee (as set forth below under "Transaction Fees") will be charged in all cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed accepted by the Principal Underwriter.

REJECTION OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of any Fund if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Trust and the Adviser make it for all practical purposes impossible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, State Street Global Markets LLC, the Principal Underwriter, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the purchase of Creation Units, investors will be required to pay a fixed creation transaction fee as set forth below under "Transaction Fees." Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed the additional charge for cash purchases on the "cash in lieu" portion of its investment. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after acceptance of a redemption order in proper form by the Fund through the Transfer Agent pursuant to the terms of the Participant Agreement. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchanges (currently 9:30 am, New York time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, or the next day, pursuant to the terms of the Participant Agreement, ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request, or the next day, pursuant to the terms of the Participant Agreement, for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after an acceptance of an order in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee as set forth below under "Transaction Fees." In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE. To offset the costs for transfer and other transaction fees involved in transactions for the redemption of Creation Units, investors will be required to pay a redemption transaction fee as set forth below under "Transaction Fees." The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds, subject to approval by the Board, may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge for cash redemptions, Custom Orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or cause to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

Deliveries of redemption proceeds generally will be made within three business days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

In addition, a Shareholder may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the Shareholder will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a Redemption Transaction Fee and additional charge for requested cash redemptions specified above, to approximate the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchanges are closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchanges is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TRANSACTION FEES. A fixed transaction fee is applicable to each creation transaction and each redemption transaction regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time.

REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, certain Funds may require orders to be placed up to one business day prior to the trade date in order to receive the trade date's NAV. Orders to purchase shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "PRICING AND VALUATION."

Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined each business day, normally at the close of regular trading of the NYSE (ordinarily 4:00 p.m., New York time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The value of each Fund's portfolio securities is based on the securities' last sale price on local markets when available. If a security's market price is not readily available, the security is valued at its fair value, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as in the case of a corporation action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between a Fund's performance and the performance of the Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Although not anticipated to be significant in amount based on the investment objectives of the Funds, a Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then such Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" form such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investment made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application fo these rules to their accounts. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity." A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return. Such distributions will give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. There is no restriction preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of eighteen (18) Funds. Each Fund issues Shares of beneficial interest, par value $0.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class, except that if the matter being voted on affects only a particular Fund, it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan Lewis & Bockius, LLP, 1111 Pennsylvania Ave., NW, Washington, DC 20004, serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

The Stoxx Funds' financial statements for the fiscal year ended September 30, 2006 and the independent registered public accounting firm report thereon dated November 20, 2006, which is contained in the Stoxx Funds' Annual Report, dated September 30, 2006 (as filed with the Securities and Exchange Commission on December 1, 2006 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder) are incorporated herein by reference. The New Funds had not commenced operations as of September 30, 2006 and therefore they did not have any financial information to report for the period listed above.

APPENDIX A - LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the AMEX and NYSE are open) in the relevant foreign market of each Fund, except for the Funds which hold Portfolio Securities primarily traded in South Africa. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than seven calendar days for some Funds, in certain circumstances, during the calendar years 2007 and 2008. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DJ STOXX 50(R) ETF
DJ EURO STOXX 50(R) ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      AUSTRIA               ITALY
   April 6, 2007        April 6, 2007
   April 9, 2007        April 9, 2007
    May 1, 2007          May 1, 2007
   May 17, 2007        August 15, 2007
   May 28, 2007       December 24, 2007
   June 7, 2007       December 25, 2007
  August 15, 2007     December 26, 2007
 October 26, 2007     December 31, 2007
 November 1, 2007      January 1, 2008
 December 24, 2007
 December 25, 2007        LUXEMBOURG
 December 26, 2007      April 6, 2007
 December 31, 2007      April 9, 2007
  January 1, 2008        May 1, 2007
                         May 17, 2007
      BELGIUM            May 28, 2007
   April 6, 2007       August 15, 2007
   April 9, 2007       November 1, 2007
    May 1, 2007       December 25, 2007
 December 25, 2007    December 26, 2007
 December 26, 2007
  January 1, 2008        NETHERLANDS
                        April 6, 2007
      DENMARK           April 9, 2007
   April 5, 2007         May 1, 2007
   April 6, 2007      December 25, 2007
   April 9, 2007      December 26, 2007
    May 4, 2007        January 1, 2008
   May 17, 2007
   May 28, 2007             NORWAY
   June 5, 2007         April 5, 2007
 December 24, 2007      April 6, 2007

 December 25, 2007      April 9, 2007
 December 26, 2007       May 1, 2007
 December 31, 2007       May 17, 2007
  January 1, 2008        May 28, 2007
                      December 24, 2007
      FINLAND         December 25, 2007
   April 5, 2007      December 26, 2007
   April 6, 2007      December 31, 2007
   April 9, 2007       January 1, 2008
    May 1, 2007
   May 17, 2007            PORTUGAL
   June 22, 2007        April 6, 2007
  August 15, 2007       April 9, 2007
 December 6, 2007        May 1, 2007
 December 24, 2007    December 25, 2007
 December 25, 2007    December 26, 2007
 December 26, 2007     January 1, 2008
 December 31, 2007
  January 1, 2008           SPAIN
                        April 6, 2007
      FRANCE            April 9, 2007
   April 6, 2007         May 1, 2007
   April 9, 2007      December 25, 2007
    May 1, 2007       December 26, 2007
 December 25, 2007    December 31, 2007
 December 26, 2007     January 1, 2008
  January 1, 2008
                            SWEDEN
      GERMANY           April 6, 2007
   April 6, 2007        April 9, 2007
   April 9, 2007         May 1, 2007
    May 1, 2007          May 17, 2007
   May 28, 2007          June 6, 2007
 December 24, 2007      June 22, 2007
 December 25, 2007    December 24, 2007
 December 26, 2007    December 25, 2007
 December 31, 2007    December 26, 2007
  January 1, 2008     December 31, 2007
                       January 1, 2008
      GREECE
 February 19, 1007       SWITZERLAND
   April 6, 2007        April 6, 2007
   April 9, 2007        April 9, 2007
    May 1, 2007          May 1, 2007
   May 28, 2007          May 17, 2007
  August 15, 2007        May 28, 2007
 December 25, 2007      August 1, 2007
 December 26, 2007    December 24, 2007
  January 1, 2008     December 25, 2007
                      December 26, 2007
      IRELAND         December 31, 2007
   April 6, 2007       January 1, 2008
   April 9, 2007       January 2, 2008
    May 7, 2007
   May 28, 2007         UNITED KINGDOM
   June 7, 2007         April 6, 2007
  August 15, 2007       April 9, 2007
 October 26, 2007        May 7, 2007
 November 1, 2007        May 28, 2007
 December 24, 2007     August 27, 2007
 December 25, 2007    December 25, 2007
 December 26, 2007    December 26, 2007
 December 31, 2007     January 1, 2008
  January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Danish, Irish, Norwegian, Swedish and Swiss securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P ASIA PACIFIC ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      AUSTRALIA          NEW ZEALAND
    April 6, 2007      February 6, 2007
    April 9, 2007       April 6, 2007
     May 1, 2007        April 9, 2007
    May 17, 2007        April 25, 2007
    May 28, 2007         June 4, 2007
    June 7, 2007       October 22, 2007
   August 15, 2007     November 1, 2007
  October 26, 2007    December 25, 2007
  November 1, 2007    December 26, 2007
  December 24, 2007    January 1, 2008
  December 25, 2007    January 2, 2008
  December 26, 2007
  December 31, 2007       SINGAPORE
   January 1, 2008    February 19, 2007
                      February 20, 2007
      HONG KONG         April 6, 2007
  February 19, 2007      May 1, 2007
  February 20, 2007      May 31, 2007
    April 5, 2007       August 9, 2007
    April 6, 2007     December 20, 2007
    April 9, 2007     December 25, 2007
     May 1, 2007       January 1, 2008
    May 24, 2007       January 2, 2008
    June 19, 2007
    July 2, 2007         SOUTH KOREA
 September 27, 2007   February 19, 2007
   October 1, 2007      March 1, 2007
  October 19, 2007       Mary 1, 2007
  December 25, 2007      May 24, 2007
   January 1, 2008       June 6, 2007
                        July 17, 2007
        JAPAN          August 15, 2007
  February 12, 2007   September 24, 2007
   March 21, 2007     September 25, 2007
   April 20, 2007     September 26, 2007
     May 3, 2007       October 3, 2007
     May 4, 2007      December 19, 2007
    July 16, 2007     December 25, 2007
 September 17, 2007   December 31, 2007
 September 24, 2007    January 1, 2008
   October 8, 2007
  November 23, 2007
  December 24, 2007
  December 31, 2007
   January 1, 2008
   January 2, 2008
   January 3, 2008
   January 7, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING ASIA PACIFIC  ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

        CHINA              PAKISTAN
  February 19, 2007    January 25, 2007
  February 20, 2007    January 26, 2007
  February 21, 2007    February 5, 2007
  February 22, 2007     March 23, 2007
  February 23, 2007     March 31, 2007
     May 1, 2007         May 1, 2007
     May 2, 2007       August 14, 2007
     May 3, 2007       October 11, 2007
     May 4, 2007       October 12, 2007
   October 1, 2007     October 13, 2007
   October 2, 2007     November 9, 2007
   October 3, 2007    December 18, 2007
   October 4, 2007    December 19, 2007
   October 5, 2007    December 25, 2007
   January 1, 2008     January 1, 2008
   January 2, 2008
   January 3, 2008       PHILIPPINES
                        April 5, 2007
        INDIA           April 6, 2007
  February 16, 2007     April 9, 2007
   March 27, 2007        May 1, 2007
    April 6, 2007       June 12, 2007
     May 1, 2007       August 21, 2007
     May 2, 2007       November 1, 2007
   August 15, 2007    November 30, 2007
  September 2, 2007   December 21, 2007
  December 21, 2007   December 25, 2007
  December 25, 2007    January 1, 2008
   January 1, 2008
  January 25, 2008          TAIWAN
  January 29, 2008    February 15, 2007
                      February 16, 2007
      INDONESIA       February 19, 2007
   March 19, 2007     February 20, 2007
    April 6, 2007     February 21, 2007
    May 17, 2007      February 22, 2007
    May 18, 2007      February 23, 2007
    June 1, 2007      February 28, 2007
   August 17, 2007      April 5, 2007
  October 12, 2007      April 6, 2007
  October 15, 2007       May 1, 2007
  October 16, 2007      June 18, 2007
  December 20, 2007     June 19, 2007
  December 21, 2007   September 24, 2007
  December 24, 2007   September 25, 2007
  December 25, 2007    October 10, 2007
   January 1, 2008     January 1, 2008

      MALAYSIA             THAILAND
  February 1, 2007      March 5, 2007
  February 19, 2007     April 6, 2007
  February 20, 2007     April 13, 2007
     May 1, 2007        April 16, 2007
     May 2, 2007         May 1, 2007
   August 31, 2007       May 7, 2007
  October 13, 2007       May 31, 2007
  October 14, 2007      July 30, 2007
  October 15, 2007     August 13, 2007
  November 8, 2007     October 23, 2007
  December 20, 2007    December 5, 2007
  December 25, 2007   December 10, 2007

   January 1, 2008    December 31, 2007
   January 2, 2008     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese and Indonesian securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P CHINA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

        CHINA
  February 19, 2007
  February 20, 2007
  February 21, 2007
  February 22, 2007
  February 23, 2007
     May 1, 2007
     May 2, 2007
     May 3, 2007
     May 4, 2007
   October 1, 2007
   October 2, 2007
   October 3, 2007
   October 4, 2007
   October 5, 2007
   January 1, 2008
   January 2, 2008
   January 3, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese securities market presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING MARKETS ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      ARGENTINA            MALAYSIA
   January 1, 2007     February 1, 2007
    April 2, 2007     February 19, 2007
    April 5, 2007     February 20, 2007
    April 6, 2007        May 1, 2007
     May 1, 2007         May 2, 2007
     May 2, 2007       August 31, 2007
     May 5, 2007       October 13, 2007
    June 18, 2007      October 14, 2007
    July 9, 2007       October 15, 2007
   August 20, 2007     November 8, 2007
  October 15, 2007    December 20, 2007
  November 6, 2007    December 25, 2007
  December 25, 2007    January 1, 2008
   January 1, 2008     January 2, 2008

       BRAZIL               MEXICO
    March 5, 2007      February 5, 2007
   March 12, 2007       March 19, 2007

   March 25, 2007       April 5, 2007
    April 6, 2007       April 6, 2007
     May 1, 2007         May 1, 2007
    June 7, 2007       November 2, 2007
    July 9, 2007      November 19, 2007
  September 7, 2007   December 12, 2007
  October 12, 2007    December 25, 2007
  November 2, 2007     January 1, 2008
  November 15, 2007
  November 20, 2007        MOROCCO
  December 24, 2007     March 31, 2007
  December 25, 2007     April 1, 2007
  December 31, 2007      May 1, 2007
   January 1, 2008      July 30, 2007
  January 25, 2008     August 14, 2007
                       August 20, 2007
        CHILE          August 21, 2007
   January 1, 2007     October 13, 2007
    April 6, 2007      October 14, 2007
     May 1, 2007       November 6, 2007
    May 21, 2007      December 20, 2007
    June 4, 2007      December 25, 2007
    July 2, 2007       January 1, 2008
   August 15, 2007
 September 18, 2007        NIGERIA
 September 19, 2007     April 6, 2007
  October 15, 2007      April 9, 2007
  November 1, 2007       May 1, 2007
  December 25, 2007      May 29, 2007
   January 1, 2008     October 1, 2007
                       October 13, 2007
        CHINA          October 14, 2007
  February 19, 2007   December 20, 2007
  February 20, 2007   December 21, 2007
  February 21, 2007   December 25, 2007
  February 22, 2007   December 26, 2007
  February 23, 2007    January 1, 2008
     May 1, 2007       January 2, 2008
     May 2, 2007       January 3, 2008
     May 3, 2007
     May 4, 2007           PAKISTAN
   October 1, 2007     January 25, 2007
   October 2, 2007     January 26, 2007
   October 3, 2007     February 5, 2007
   October 4, 2007      March 23, 2007
   October 5, 2007      March 31, 2007
   January 1, 2008       May 1, 2007
   January 2, 2008     August 14, 2007
   January 3, 2008     October 11, 2007
                       October 12, 2007
      COLOMBIA         October 13, 2007
   March 19, 2007      November 9, 2007
    April 5, 2007     December 18, 2007
    April 6, 2007     December 19, 2007
     May 1, 2007      December 25, 2007
    May 21, 2007       January 1, 2008
    June 11, 2007
    June 18, 2007            PERU
    July 2, 2007        April 5, 2007
    July 20, 2007       April 6, 2007
   August 7, 2007        May 1, 2007
   August 20, 2007      June 29, 2007
  October 15, 2007     August 30, 2007
  November 5, 2007     October 8, 2007
  November 12, 2007    November 1, 2007
  December 25, 2007   December 25, 2007
   January 1, 2008     January 1, 2008
   January 7, 2008

                         PHILIPPINES
   CZECH REPUBLIC       April 5, 2007
    April 9, 2007       April 6, 2007
     May 1, 2007        April 9, 2007
     May 8, 2007         May 1, 2007
    July 5, 2007        June 12, 2007
    July 6, 2007       August 21, 2007
 September 28, 2007    November 1, 2007
  December 24, 2007   November 30, 2007
  December 25, 2007   December 21, 2007
  December 26, 2007   December 25, 2007
   January 1, 2008     January 1, 2008

        EGYPT               POLAND
   March 31, 2007       April 9, 2007
    April 8, 2007        May 1, 2007
    April 9, 2007        May 3, 2007
   April 25, 2007        June 7, 2007
    July 1, 2007       August 15, 2007
    July 23, 2007      November 1, 2007
  October 13, 2007    December 25, 2007
  October 14, 2007    December 26, 2007
  December 19, 2007    January 1, 2008
  December 20, 2007
  December 21, 2007         RUSSIA
   January 1, 2008    February 23, 2007
   January 2, 2008      March 8, 2007
  January 20, 2008      April 30, 2007
                         May 1, 2007
       HUNGARY           May 9, 2007
   March 15, 2007       June 11, 2007
   March 16, 2007       June 12, 2007
    April 9, 2007      November 5, 2007
   April 30, 2007     December 31, 2007
     May 1, 2007        January 1, 2008
    May 28, 2007       January 2, 2008
   August 20, 2007     January 3, 2008
  October 22, 2007     January 4, 2008
  October 23, 2007     January 5, 2007
  November 1, 2007     January 8, 2007
  November 2, 2007
  December 24, 2007      SOUTH AFRICA
  December 25, 2007     March 21, 2007
  December 26, 2007     April 6, 2007
  December 31, 2007     April 9, 2007
   January 1, 2008      April 27, 2007
                         May 1, 2007
        INDIA           August 9, 2007
  February 16, 2007   September 24, 2007
   March 27, 2007     December 17, 2007
    April 6, 2007     December 25, 2007
     May 1, 2007      December 26, 2007
     May 2, 2007       January 1, 2008
   August 15, 2007
  September 2, 2007         TAIWAN
  December 21, 2007   February 15, 2007
  December 25, 2007   February 16, 2007
   January 1, 2008    February 19, 2007
  January 25, 2008    February 20, 2007
  January 29, 2008    February 21, 2007
                      February 22, 2007
      INDONESIA       February 23, 2007
   March 19, 2007     February 28, 2007
    April 6, 2007       April 5, 2007
    May 17, 2007        April 6, 2007
    May 18, 2007         May 1, 2007
    June 1, 2007        June 18, 2007
   August 17, 2007      June 19, 2007

  October 12, 2007    September 24, 2007
  October 15, 2007    September 25, 2007
  October 16, 2007     October 10, 2007
  December 20, 2007    January 1, 2008
  December 21, 2007
  December 24, 2007        THAILAND
  December 25, 2007     March 5, 2007
   January 1, 2008      April 6, 2007
                        April 13, 2007
       ISRAEL           April 16, 2007
    April 2, 2007        May 1, 2007
    April 3, 2007        May 7, 2007
    April 8, 2007        May 31, 2007
    April 9, 2007       July 30, 2007
   April 23, 2007      August 13, 2007
   April 24, 2007      October 23, 2007
    May 22, 2007       December 5, 2007
    May 23, 2007      December 10, 2007
    July 24, 2007     December 31, 2007
 September 12, 2007    January 1, 2008
 September 13, 2007
 September 14, 2007         TURKEY
 September 21, 2007     April 23, 2007
 September 26, 2007    August 30, 2007
 September 27, 2007    October 11, 2007
   October 3, 2007     October 12, 2007
   October 4, 2007     October 29, 2007
                      November 23, 2007
       JORDAN         December 19, 2007
    April 1, 2007     December 20, 2007
     May 1, 2007      December 21, 2007
   August 11, 2007     January 1, 2008
  October 13, 2007     January 2, 2008
  October 14, 2007     January 3, 2008
  October 15, 2007
  October 16, 2007        VENEZUELA
  November 14, 2007   February 19, 2007
  December 25, 2007   February 20, 2007
   January 1, 2008      March 19, 2007
   January 2, 2008      April 5, 2007
   January 3, 2008      April 6, 2007
   January 4, 2008      April 19, 2007
  January 20, 2007       May 1, 2007
  January 30, 2007       May 21, 2007
                        June 11, 2007
                         July 2, 2007
                         July 5, 2007
                        July 24, 2007
                       August 20, 2007
                       October 12, 2007
                       November 5, 2007
                      December 25, 2007
                       January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese, Indonesian and South African securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P BRIC 40 ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

       BRAZIL                INDIA
    March 5, 2007     February 16, 2007
   March 12, 2007       March 27, 2007
   March 25, 2007       April 6, 2007
    April 6, 2007        May 1, 2007
     May 1, 2007         May 2, 2007
    June 7, 2007       August 15, 2007
    July 9, 2007      September 2, 2007
  September 7, 2007   December 21, 2007
  October 12, 2007    December 25, 2007
  November 2, 2007     January 1, 2008
  November 15, 2007    January 25, 2008
  November 20, 2007    January 29, 2008
  December 24, 2007
  December 25, 2007         RUSSIA
  December 31, 2007   February 23, 2007
   January 1, 2008      March 8, 2007
  January 25, 2008      April 30, 2007
                         May 1, 2007
        CHINA            May 9, 2007
  February 19, 2007     June 11, 2007
  February 20, 2007     June 12, 2007
  February 21, 2007    November 5, 2007
  February 22, 2007   December 31, 2007
  February 23, 2007     January 1, 2008
     May 1, 2007       January 2, 2008
     May 2, 2007       January 3, 2008
     May 3, 2007       January 4, 2008
     May 4, 2007       January 5, 2007
   October 1, 2007     January 8, 2007
   October 2, 2007
   October 3, 2007      UNITED KINGDOM
   October 4, 2007      April 6, 2007
   October 5, 2007      April 9, 2007
   January 1, 2008       May 7, 2007
   January 2, 2008       May 28, 2007
   January 3, 2008     August 27, 2007
                      December 25, 2007
      HONG KONG       December 26, 2007
  February 19, 2007    January 1, 2008
  February 20, 2007
    April 5, 2007
    April 6, 2007
    April 9, 2007
     May 1, 2007
    May 24, 2007
    June 19, 2007
    July 2, 2007
 September 27, 2007
   October 1, 2007
  October 19, 2007
  December 25, 2007
   January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Chinese securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EUROPE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

       AUSTRIA              ITALY
    April 6, 2007       April 6, 2007
    April 9, 2007       April 9, 2007
     May 1, 2007         May 1, 2007
    May 17, 2007       August 15, 2007
    May 28, 2007      December 24, 2007
    June 7, 2007      December 25, 2007
   August 15, 2007    December 26, 2007
  October 26, 2007    December 31, 2007
  November 1, 2007     January 1, 2008
  December 24, 2007
  December 25, 2007       LUXEMBOURG
  December 26, 2007     April 6, 2007
  December 31, 2007     April 9, 2007
   January 1, 2008       May 1, 2007
                         May 17, 2007
       BELGIUM           May 28, 2007
    April 6, 2007      August 15, 2007
    April 9, 2007      November 1, 2007
     May 1, 2007      December 25, 2007
  December 25, 2007   December 26, 2007
  December 26, 2007
   January 1, 2008       NETHERLANDS
                        April 6, 2007
       DENMARK          April 9, 2007
    April 5, 2007        May 1, 2007
    April 6, 2007     December 25, 2007
    April 9, 2007     December 26, 2007
     May 4, 2007       January 1, 2008
    May 17, 2007
    May 28, 2007            NORWAY
    June 5, 2007        April 5, 2007
  December 24, 2007     April 6, 2007
  December 25, 2007     April 9, 2007
  December 26, 2007      May 1, 2007
  December 31, 2007      May 17, 2007
   January 1, 2008       May 28, 2007
                      December 24, 2007
       FINLAND        December 25, 2007
    April 5, 2007     December 26, 2007
    April 6, 2007     December 31, 2007
    April 9, 2007      January 1, 2008
     May 1, 2007
    May 17, 2007           PORTUGAL
    June 22, 2007       April 6, 2007
   August 15, 2007      April 9, 2007
  December 6, 2007       May 1, 2007
  December 24, 2007   December 25, 2007
  December 25, 2007   December 26, 2007
  December 26, 2007    January 1, 2008
  December 31, 2007
   January 1, 2008         SLOVENIA
                       February 8, 2007
       FRANCE           March 21, 2007
    April 6, 2007       April 6, 2007
    April 9, 2007       April 9, 2007
     May 1, 2007        April 27, 2007
  December 25, 2007      May 1, 2007
  December 26, 2007      May 2, 2007
   January 1, 2008      June 25, 2007

     GERMANY         August 15, 2007
  April 6, 2007     October 31, 2007
  April 9, 2007     November 1, 2007
   May 1, 2007      December 25, 2007
   May 28, 2007     December 26, 2007
December 24, 2007   December 31, 2007
December 25, 2007    January 1, 2008
December 26, 2007    January 2, 2008
December 31, 2007
 January 1, 2008          SPAIN
                      April 6, 2007
      GREECE          April 9, 2007
February 19, 1007      May 1, 2007
  April 6, 2007     December 25, 2007
  April 9, 2007     December 26, 2007
   May 1, 2007      December 31, 2007
   May 28, 2007      January 1, 2008
 August 15, 2007
December 25, 2007        SWEDEN
December 26, 2007     April 6, 2007
 January 1, 2008      April 9, 2007
                       May 1, 2007
     ICELAND           May 17, 2007
  April 5, 2007        June 6, 2007
  April 6, 2007       June 22, 2007
  April 9, 2007     December 24, 2007
  April 19, 2007    December 25, 2007
   May 1, 2007      December 26, 2007
  May 17, 2007      December 31, 2007
  May 28, 2007       January 1, 2008
  August 6, 2007
December 24, 2007      SWITZERLAND
December 25, 2007     April 6, 2007
December 26, 2007     April 9, 2007
December 31, 2007      May 1, 2007
 January 1, 2008       May 17, 2007
 January 2, 2008       May 28, 2007
                      August 1, 2007
     IRELAND        December 24, 2007
  April 6, 2007     December 25, 2007
  April 9, 2007     December 26, 2007
   May 7, 2007      December 31, 2007
   May 28, 2007       January 1, 2008
   June 7, 2007       January 2, 2008
 August 15, 2007
October 26, 2007     UNITED KINGDOM
November 1, 2007      April 6, 2007
December 24, 2007     April 9, 2007
December 25, 2007      May 7, 2007
December 26, 2007      May 28, 2007
December 31, 2007    August 27, 2007
 January 1, 2008    December 25, 2007
                    December 26, 2007
                     January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Danish and Norwegian securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING EUROPE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

  CZECH REPUBLIC          POLAND
   April 9, 2007       April 9, 2007
    May 1, 2007         May 1, 2007
    May 8, 2007         May 3, 2007
   July 5, 2007        June 7, 2007
   July 6, 2007       August 15, 2007
September 28, 2007   November 1, 2007
 December 24, 2007   December 25, 2007
 December 25, 2007   December 26, 2007
 December 26, 2007    January 1, 2008
  January 1, 2008
                          RUSSIA
      HUNGARY        February 23, 2007
  March 15, 2007       March 8, 2007
  March 16, 2007      April 30, 2007
   April 9, 2007        May 1, 2007
  April 30, 2007        May 9, 2007
    May 1, 2007        June 11, 2007
   May 28, 2007        June 12, 2007
  August 20, 2007    November 5, 2007
 October 22, 2007    December 31, 2007
 October 23, 2007     January 1, 2008
 November 1, 2007     January 2, 2008
 November 2, 2007     January 3, 2008
 December 24, 2007    January 4, 2008
 December 25, 2007    January 5, 2008
 December 26, 2007    January 8, 2008
 December 31, 2007
  January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Russian securities markets presented the worst-case redemption cycle for each Fund as R + 11 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING LATIN AMERICA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

     ARGENTINA             MEXICO
  January 1, 2007     February 5, 2007
   April 2, 2007       March 19, 2007
   April 5, 2007       April 5, 2007
   April 6, 2007       April 6, 2007
    May 1, 2007         May 1, 2007
    May 2, 2007      November 2, 2007
    May 5, 2007      November 19, 2007
   June 18, 2007     December 12, 2007
   July 9, 2007      December 25, 2007
  August 20, 2007     January 1, 2008
 October 15, 2007
 November 6, 2007           PERU
 December 25, 2007     April 5, 2007
  January 1, 2008      April 6, 2007
                        May 1, 2007
      BRAZIL           June 29, 2007
   March 5, 2007      August 30, 2007
  March 12, 2007      October 8, 2007
  March 25, 2007     November 1, 2007
   April 6, 2007     December 25, 2007
    May 1, 2007       January 1, 2008
   June 7, 2007

   July 9, 2007          VENEZUELA
 September 7, 2007   February 19, 2007
 October 12, 2007    February 20, 2007
 November 2, 2007     March 19, 2007
 November 15, 2007     April 5, 2007
 November 20, 2007     April 6, 2007
 December 24, 2007    April 19, 2007
 December 25, 2007      May 1, 2007
 December 31, 2007     May 21, 2007
  January 1, 2008      June 11, 2007
 January 25, 2008      July 2, 2007
                       July 5, 2007
       CHILE           July 24, 2007
  January 1, 2007     August 20, 2007
   April 6, 2007     October 12, 2007
    May 1, 2007      November 5, 2007
   May 21, 2007      December 25, 2007
   June 4, 2007       January 1, 2008
   July 2, 2007
  August 15, 2007
September 18, 2007
September 19, 2007
 October 15, 2007
 November 1, 2007
 December 25, 2007
  January 1, 2008

     COLOMBIA
  March 19, 2007
   April 5, 2007
   April 6, 2007
    May 1, 2007
   May 21, 2007
   June 11, 2007
   June 18, 2007
   July 2, 2007
   July 20, 2007
  August 7, 2007
  August 20, 2007
 October 15, 2007
 November 5, 2007
 November 12, 2007
 December 25, 2007
  January 1, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Venezuelan securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P EMERGING MIDDLE EAST & AFRICA LATIN AMERICA ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

      EGYPT             NIGERIA
 March 31, 2007      April 6, 2007
  April 8, 2007      April 9, 2007
  April 9, 2007       May 1, 2007
 April 25, 2007       May 29, 2007
  July 1, 2007      October 1, 2007
  July 23, 2007     October 13, 2007
October 13, 2007    October 14, 2007
October 14, 2007   December 20, 2007

 December 19, 2007    December 21, 2007
 December 20, 2007    December 25, 2007
 December 21, 2007    December 26, 2007
  January 1, 2008      January 1, 2008
  January 2, 2008      January 2, 2008
 January 20, 2008      January 3, 2008

      ISRAEL           March 21, 2007
   April 2, 2007        April 6, 2007
   April 3, 2007        April 9, 2007
   April 8, 2007       April 27, 2007
   April 9, 2007         May 1, 2007
  April 23, 2007       August 9, 2007
  April 24, 2007     September 24, 2007
   May 22, 2007       December 17, 2007
   May 23, 2007       December 25, 2007
   July 24, 2007      December 26, 2007
September 12, 2007     January 1, 2008
September 13, 2007
September 14, 2007         TURKEY
September 21, 2007     April 23, 2007
September 26, 2007     August 30, 2007
September 27, 2007    October 11, 2007
  October 3, 2007     October 12, 2007
  October 4, 2007     October 29, 2007
                      November 23, 2007
      JORDAN          December 19, 2007
   April 1, 2007      December 20, 2007
    May 1, 2007       December 21, 2007
  August 11, 2007      January 1, 2008
 October 13, 2007      January 2, 2008
 October 14, 2007      January 3, 2008
 October 15, 2007
 October 16, 2007
 November 14, 2007
 December 25, 2007
  January 1, 2008
  January 2, 2008
  January 3, 2008
  January 4, 2008
 January 20, 2007
 January 30, 2007

      MOROCCO
  March 31, 2007
   April 1, 2007
    May 1, 2007
   July 30, 2007
  August 14, 2007
  August 20, 2007
  August 21, 2007
 October 13, 2007
 October 14, 2007
 November 6, 2007
 December 20, 2007
 December 25, 2007
  January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the South African and Turkish securities markets presented the worst-case redemption cycle for each Fund as R + 11 and R + 12 calendar days, respectively, were the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) S&P WORLD ex-US ETF
SPDR(R) S&P INTERNATIONAL SMALL CAP ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA              JAPAN
  April 6, 2007      February 12, 2007
  April 9, 2007       March 21, 2007
   May 1, 2007        April 20, 2007
  May 17, 2007          May 3, 2007
  May 28, 2007          May 4, 2007
  June 7, 2007         July 16, 2007
 August 15, 2007    September 17, 2007
October 26, 2007    September 24, 2007
November 1, 2007      October 8, 2007
December 24, 2007    November 23, 2007
December 25, 2007    December 24, 2007
December 26, 2007    December 31, 2007
December 31, 2007     January 1, 2008
 January 1, 2008      January 2, 2008
                      January 3, 2008
     AUSTRIA          January 7, 2008
  April 6, 2007
  April 9, 2007         LUXEMBOURG
   May 1, 2007         April 6, 2007
  May 17, 2007         April 9, 2007
  May 28, 2007          May 1, 2007
  June 7, 2007         May 17, 2007
 August 15, 2007       May 28, 2007
October 26, 2007      August 15, 2007
November 1, 2007     November 1, 2007
December 24, 2007    December 25, 2007
December 25, 2007    December 26, 2007
December 26, 2007
December 31, 2007       NETHERLANDS
 January 1, 2008       April 6, 2007
                       April 9, 2007
     BELGIUM            May 1, 2007
  April 6, 2007      December 25, 2007
  April 9, 2007      December 26, 2007
   May 1, 2007        January 1, 2008
December 25, 2007
December 26, 2007       NEW ZEALAND
 January 1, 2008     February 6, 2007
                       April 6, 2007
     CANADA            April 9, 2007
  April 6, 2007       April 25, 2007
  May 21, 2007         June 4, 2007
  July 2, 2007       October 22, 2007
 August 6, 2007      November 1, 2007
September 3, 2007    December 25, 2007
 October 8, 2007     December 26, 2007
December 25, 2007     January 1, 2008
December 26, 2007     January 2, 2008
 January 1, 2008
                          NORWAY
     DENMARK           April 5, 2007
  April 5, 2007        April 6, 2007
  April 6, 2007        April 9, 2007
  April 9, 2007         May 1, 2007
   May 4, 2007         May 17, 2007
  May 17, 2007         May 28, 2007
  May 28, 2007       December 24, 2007
  June 5, 2007       December 25, 2007
December 24, 2007    December 26, 2007
December 25, 2007    December 31, 2007

 December 26, 2007     January 1, 2008
 December 31, 2007
  January 1, 2008         PORTUGAL
                        April 6, 2007
      FINLAND           April 9, 2007
   April 5, 2007         May 1, 2007
   April 6, 2007      December 25, 2007
   April 9, 2007      December 26, 2007
    May 1, 2007        January 1, 2008
   May 17, 2007
   June 22, 2007          SINGAPORE
  August 15, 2007     February 19, 2007
 December 6, 2007     February 20, 2007
 December 24, 2007      April 6, 2007
 December 25, 2007       May 1, 2007
 December 26, 2007      May 31, 2007
 December 31, 2007     August 9, 2007
  January 1, 2008     December 20, 2007
                      December 25, 2007
      FRANCE           January 1, 2008
   April 6, 2007       January 2, 2008
   April 9, 2007
    May 1, 2007           SLOVENIA
 December 25, 2007    February 8, 2007
 December 26, 2007     March 21, 2007
  January 1, 2008       April 6, 2007
                        April 9, 2007
      GERMANY          April 27, 2007
   April 6, 2007         May 1, 2007
   April 9, 2007         May 2, 2007
    May 1, 2007         June 25, 2007
   May 28, 2007        August 15, 2007
 December 24, 2007    October 31, 2007
 December 25, 2007    November 1, 2007
 December 26, 2007    December 25, 2007
 December 31, 2007    December 26, 2007
  January 1, 2008     December 31, 2007
                       January 1, 2008
      GREECE           January 2, 2008
 February 19, 1007
   April 6, 2007         SOUTH KOREA
   April 9, 2007      February 19, 2007
    May 1, 2007         March 1, 2007
   May 28, 2007         Mary 1, 2007
  August 15, 2007       May 24, 2007
 December 25, 2007      June 6, 2007
 December 26, 2007      July 17, 2007
  January 1, 2008      August 15, 2007
                     September 24, 2007
     HONG KONG       September 25, 2007
 February 19, 2007   September 26, 2007
 February 20, 2007     October 3, 2007
   April 5, 2007      December 19, 2007
   April 6, 2007      December 25, 2007
   April 9, 2007      December 31, 2007
    May 1, 2007        January 1, 2008
   May 24, 2007
   June 19, 2007            SPAIN
   July 2, 2007         April 6, 2007
September 27, 2007      April 9, 2007
  October 1, 2007        May 1, 2007
 October 19, 2007     December 25, 2007
 December 25, 2007    December 26, 2007
  January 1, 2008     December 31, 2007
                       January 1, 2008
      ICELAND
   April 5, 2007           SWEDEN
   April 6, 2007        April 6, 2007

   April 9, 2007        April 9, 2007
  April 19, 2007         May 1, 2007
    May 1, 2007         May 17, 2007
   May 17, 2007         June 6, 2007
   May 28, 2007         June 22, 2007
  August 6, 2007      December 24, 2007
 December 24, 2007    December 25, 2007
 December 25, 2007    December 26, 2007
 December 26, 2007    December 31, 2007
 December 31, 2007     January 1, 2008
  January 1, 2008
  January 2, 2008        SWITZERLAND
                        April 6, 2007
      IRELAND           April 9, 2007
   April 6, 2007         May 1, 2007
   April 9, 2007        May 17, 2007
    May 7, 2007         May 28, 2007
   May 28, 2007        August 1, 2007
   June 7, 2007       December 24, 2007
  August 15, 2007     December 25, 2007
 October 26, 2007     December 26, 2007
 November 1, 2007     December 31, 2007
 December 24, 2007     January 1, 2008
 December 25, 2007     January 2, 2008
 December 26, 2007
 December 31, 2007     UNITED KINGDOM
  January 1, 2008       April 6, 2007
                        April 9, 2007
       ITALY             May 7, 2007
   April 6, 2007        May 28, 2007
   April 9, 2007       August 27, 2007
    May 1, 2007       December 25, 2007
  August 15, 2007     December 26, 2007
 December 24, 2007     January 1, 2008
 December 25, 2007
 December 26, 2007
 December 31, 2007
  January 1, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise each Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian, Japanese Danish and Norwegian securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) DJ WILSHIRE INTERNATIONAL REAL ESTATE ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

     AUSTRALIA           NETHERLANDS
   April 6, 2007        April 6, 2007
   April 9, 2007        April 9, 2007
    May 1, 2007          May 1, 2007
    May 17, 2007      December 25, 2007
    May 28, 2007      December 26, 2007
    June 7, 2007       January 1, 2008
  August 15, 2007
  October 26, 2007       NEW ZEALAND
  November 1, 2007    February 6, 2007
 December 24, 2007      April 6, 2007
 December 25, 2007      April 9, 2007
 December 26, 2007     April 25, 2007
 December 31, 2007      June 4, 2007

  January 1, 2008     October 22, 2007
                      November 1, 2007
      AUSTRIA         December 25, 2007
   April 6, 2007      December 26, 2007
   April 9, 2007       January 1, 2008
    May 1, 2007        January 2, 2008
   May 17, 2007
   May 28, 2007          PHILIPPINES
   June 7, 2007         April 5, 2007
  August 15, 2007       April 6, 2007
 October 26, 2007       April 9, 2007
 November 1, 2007        May 1, 2007
 December 24, 2007      June 12, 2007
 December 25, 2007     August 21, 2007
 December 26, 2007    November 1, 2007
 December 31, 2007    November 30, 2007
  January 1, 2008     December 21, 2007
                      December 25, 2007
      BELGIUM          January 1, 2008
   April 6, 2007
   April 9, 2007           POLAND
    May 1, 2007         April 9, 2007
 December 25, 2007       May 1, 2007
 December 26, 2007       May 3, 2007
  January 1, 2008       June 7, 2007
                       August 15, 2007
      CANADA          November 1, 2007
   April 6, 2007      December 25, 2007
   May 21, 2007       December 26, 2007
   July 2, 2007        January 1, 2008
  August 6, 2007
 September 3, 2007        SINGAPORE
  October 8, 2007     February 19, 2007
 December 25, 2007    February 20, 2007
 December 26, 2007      April 6, 2007
  January 1, 2008        May 1, 2007
                        May 31, 2007
       CHILE           August 9, 2007
  January 1, 2007     December 20, 2007
   April 6, 2007      December 25, 2007
    May 1, 2007        January 1, 2008
   May 21, 2007        January 2, 2008
   June 4, 2007
   July 2, 2007         SOUTH AFRICA
  August 15, 2007      March 21, 2007
September 18, 2007      April 6, 2007
September 19, 2007      April 9, 2007
 October 15, 2007      April 27, 2007
 November 1, 2007        May 1, 2007
 December 25, 2007     August 9, 2007
  January 1, 2008    September 24, 2007
                      December 17, 2007
      FRANCE          December 25, 2007
   April 6, 2007      December 26, 2007
   April 9, 2007       January 1, 2008
    May 1, 2007
 December 25, 2007          SPAIN
 December 26, 2007      April 6, 2007
  January 1, 2008       April 9, 2007
                         May 1, 2007
      GERMANY         December 25, 2007
   April 6, 2007      December 26, 2007
   April 9, 2007      December 31, 2007
    May 1, 2007        January 1, 2008
   May 28, 2007
 December 24, 2007         SWEDEN
 December 25, 2007      April 6, 2007
 December 26, 2007      April 9, 2007

 December 31, 2007       May 1, 2007
  January 1, 2008       May 17, 2007
                        June 6, 2007
      GREECE            June 22, 2007
 February 19, 1007    December 24, 2007
   April 6, 2007      December 25, 2007
   April 9, 2007      December 26, 2007
    May 1, 2007       December 31, 2007
   May 28, 2007        January 1, 2008
  August 15, 2007
 December 25, 2007       SWITZERLAND
 December 26, 2007      April 6, 2007
  January 1, 2008       April 9, 2007
                         May 1, 2007
     HONG KONG          May 17, 2007
 February 19, 2007      May 28, 2007
 February 20, 2007     August 1, 2007
   April 5, 2007      December 24, 2007
   April 6, 2007      December 25, 2007
   April 9, 2007      December 26, 2007
    May 1, 2007       December 31, 2007
   May 24, 2007        January 1, 2008
   June 19, 2007       January 2, 2008
   July 2, 2007
September 27, 2007         TAIWAN
  October 1, 2007     February 15, 2007
 October 19, 2007     February 16, 2007
 December 25, 2007    February 19, 2007
  January 1, 2008     February 20, 2007
                      February 21, 2007
       ITALY          February 22, 2007
   April 6, 2007      February 23, 2007
   April 9, 2007      February 28, 2007
    May 1, 2007         April 5, 2007
  August 15, 2007       April 6, 2007
 December 24, 2007       May 1, 2007
 December 25, 2007      June 18, 2007
 December 26, 2007      June 19, 2007
 December 31, 2007   September 24, 2007
  January 1, 2008    September 25, 2007
                      October 10, 2007
       JAPAN           January 1, 2008
 February 12, 2007
  March 21, 2007          THAILAND
  April 20, 2007        March 5, 2007
    May 3, 2007         April 6, 2007
    May 4, 2007        April 13, 2007
   July 16, 2007       April 16, 2007
September 17, 2007       May 1, 2007
September 24, 2007       May 7, 2007
  October 8, 2007       May 31, 2007
 November 23, 2007      July 30, 2007
 December 24, 2007     August 13, 2007
 December 31, 2007    October 23, 2007
  January 1, 2008     December 5, 2007
  January 2, 2008     December 10, 2007
  January 3, 2008     December 31, 2007
  January 7, 2008      January 1, 2008

     MALAYSIA          UNITED KINGDOM
 February 1, 2007       April 6, 2007
 February 19, 2007      April 9, 2007
 February 20, 2007       May 7, 2007
    May 1, 2007         May 28, 2007
    May 2, 2007        August 27, 2007
  August 31, 2007     December 25, 2007
 October 13, 2007     December 26, 2007
 October 14, 2007      January 1, 2008

 October 15, 2007
 November 8, 2007
 December 20, 2007
 December 25, 2007
  January 1, 2008
  January 2, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) FTSE/MACQUARIE GLOBAL INFRASTRUCTURE 100 ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

     AUSTRALIA            INDONESIA
   April 6, 2007       March 19, 2007
   April 9, 2007        April 6, 2007
    May 1, 2007         May 17, 2007
   May 17, 2007         May 18, 2007
   May 28, 2007         June 1, 2007
   June 7, 2007        August 17, 2007
  August 15, 2007     October 12, 2007
 October 26, 2007     October 15, 2007
 November 1, 2007     October 16, 2007
 December 24, 2007    December 20, 2007
 December 25, 2007    December 21, 2007
 December 26, 2007    December 24, 2007
 December 31, 2007    December 25, 2007
  January 1, 2008      January 1, 2008

      AUSTRIA               ITALY
   April 6, 2007        April 6, 2007
   April 9, 2007        April 9, 2007
    May 1, 2007          May 1, 2007
   May 17, 2007        August 15, 2007
   May 28, 2007       December 24, 2007
   June 7, 2007       December 25, 2007
  August 15, 2007     December 26, 2007
 October 26, 2007     December 31, 2007
 November 1, 2007      January 1, 2008
 December 24, 2007
 December 25, 2007          JAPAN
 December 26, 2007    February 12, 2007
 December 31, 2007     March 21, 2007
  January 1, 2008      April 20, 2007
                         May 3, 2007
      BRAZIL             May 4, 2007
   March 5, 2007        July 16, 2007
  March 12, 2007     September 17, 2007
  March 25, 2007     September 24, 2007
   April 6, 2007       October 8, 2007
    May 1, 2007       November 23, 2007
   June 7, 2007       December 24, 2007
   July 9, 2007       December 31, 2007
 September 7, 2007     January 1, 2008
 October 12, 2007      January 2, 2008
 November 2, 2007      January 3, 2008
 November 15, 2007     January 7, 2008
 November 20, 2007
 December 24, 2007        MALAYSIA

 December 25, 2007    February 1, 2007
 December 31, 2007    February 19, 2007
  January 1, 2008     February 20, 2007
 January 25, 2008        May 1, 2007
                         May 2, 2007
      CANADA           August 31, 2007
   April 6, 2007      October 13, 2007
   May 21, 2007       October 14, 2007
   July 2, 2007       October 15, 2007
  August 6, 2007      November 8, 2007
 September 3, 2007    December 20, 2007
  October 8, 2007     December 25, 2007
 December 25, 2007     January 1, 2008
 December 26, 2007     January 2, 2008
  January 1, 2008
                          PORTUGAL
  CZECH REPUBLIC        April 6, 2007
   April 9, 2007        April 9, 2007
    May 1, 2007          May 1, 2007
    May 8, 2007       December 25, 2007
   July 5, 2007       December 26, 2007
   July 6, 2007        January 1, 2008
September 28, 2007
 December 24, 2007         RUSSIA
 December 25, 2007    February 23, 2007
 December 26, 2007      March 8, 2007
  January 1, 2008      April 30, 2007
                         May 1, 2007
       CHILE             May 9, 2007
  January 1, 2007       June 11, 2007
   April 6, 2007        June 12, 2007
    May 1, 2007       November 5, 2007
   May 21, 2007       December 31, 2007
   June 4, 2007        January 1, 2008
   July 2, 2007        January 2, 2008
  August 15, 2007      January 3, 2008
September 18, 2007     January 4, 2008
September 19, 2007     January 5, 2008
 October 15, 2007      January 8, 2008
 November 1, 2007
 December 25, 2007       SOUTH KOREA
  January 1, 2008     February 19, 2007
                        March 1, 2007
      FRANCE            Mary 1, 2007
   April 6, 2007        May 24, 2007
   April 9, 2007        June 6, 2007
    May 1, 2007         July 17, 2007
 December 25, 2007     August 15, 2007
 December 26, 2007   September 24, 2007
  January 1, 2008    September 25, 2007
                     September 26, 2007
      GERMANY          October 3, 2007
   April 6, 2007      December 19, 2007
   April 9, 2007      December 25, 2007
    May 1, 2007       December 31, 2007
   May 28, 2007        January 1, 2008
 December 24, 2007
 December 25, 2007          SPAIN
 December 26, 2007      April 6, 2007
 December 31, 2007      April 9, 2007
  January 1, 2008        May 1, 2007
                      December 25, 2007
      GREECE          December 26, 2007
 February 19, 1007    December 31, 2007
   April 6, 2007       January 1, 2008
   April 9, 2007
    May 1, 2007          SWITZERLAND
   May 28, 2007         April 6, 2007

 August 15, 2007       April 9, 2007
December 25, 2007       May 1, 2007
December 26, 2007       May 17, 2007
 January 1, 2008        May 28, 2007
                       August 1, 2007
    HONG KONG        December 24, 2007
February 19, 2007    December 25, 2007
February 20, 2007    December 26, 2007
  April 5, 2007      December 31, 2007
  April 6, 2007       January 1, 2008
  April 9, 2007       January 2, 2008
   May 1, 2007

   May 24, 2007        UNITED KINGDOM
  June 19, 2007        April 6, 2007
   July 2, 2007        April 9, 2007
September 27, 2007      May 7, 2007
 October 1, 2007        May 28, 2007
 October 19, 2007     August 27, 2007
December 25, 2007    December 25, 2007
 January 1, 2008     December 26, 2007
                      January 1, 2008
      INDIA
February 16, 2007
  March 27, 2007
  April 6, 2007
   May 1, 2007
   May 2, 2007
 August 15, 2007
September 2, 2007
December 21, 2007
December 25, 2007
 January 1, 2008
 January 25, 2008
 January 29, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Indonesian, Russian and South Korean securities markets presented the worst-case redemption cycle for each Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) MSCI ACWI ex-US ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA              JORDAN
  April 6, 2007        April 1, 2007
  April 9, 2007         May 1, 2007
   May 1, 2007        August 11, 2007
   May 17, 2007       October 13, 2007
   May 28, 2007       October 14, 2007
   June 7, 2007       October 15, 2007
 August 15, 2007      October 16, 2007
 October 26, 2007    November 14, 2007
 November 1, 2007    December 25, 2007
December 24, 2007      January 1, 2008
December 25, 2007     January 2, 2008
December 26, 2007     January 3, 2008
December 31, 2007     January 4, 2008
 January 1, 2008      January 20, 2007
                      January 30, 2007
    ARGENTINA
 January 1, 2007          MALAYSIA
  April 2, 2007       February 1, 2007
  April 5, 2007      February 19, 2007
  April 6, 2007      February 20, 2007
   May 1, 2007          May 1, 2007
   May 2, 2007          May 2, 2007
   May 5, 2007        August 31, 2007
  June 18, 2007       October 13, 2007
   July 9, 2007       October 14, 2007
 August 20, 2007      October 15, 2007
 October 15, 2007     November 8, 2007
 November 6, 2007    December 20, 2007
December 25, 2007    December 25, 2007
  January 1, 2008     January 1, 2008
                      January 2, 2008
     AUSTRIA
  April 6, 2007
  April 9, 2007            MEXICO
   May 1, 2007        February 5, 2007
   May 17, 2007        March 19, 2007
   May 28, 2007        April 5, 2007
   June 7, 2007        April 6, 2007
 August 15, 2007        May 1, 2007
 October 26, 2007     November 2, 2007
 November 1, 2007    November 19, 2007
December 24, 2007    December 12, 2007
December 25, 2007    December 25, 2007
December 26, 2007     January 1, 2008
December 31, 2007
 January 1, 2008          MOROCCO
                       March 31, 2007
     BELGIUM           April 1, 2007
  April 6, 2007         May 1, 2007
  April 9, 2007        July 30, 2007
   May 1, 2007        August 14, 2007
December 25, 2007     August 20, 2007
December 26, 2007     August 21, 2007
 January 1, 2008      October 13, 2007
                      October 14, 2007
      BRAZIL          November 6, 2007
  March 5, 2007      December 20, 2007
  March 12, 2007     December 25, 2007
  March 25, 2007      January 1, 2008
  April 6, 2007
   May 1, 2007          NETHERLANDS
   June 7, 2007        April 6, 2007
   July 9, 2007        April 9, 2007
September 7, 2007       May 1, 2007
 October 12, 2007    December 25, 2007
 November 2, 2007    December 26, 2007
November 15, 2007     January 1, 2008

November 20, 2007       NEW ZEALAND
December 24, 2007     February 6, 2007
December 25, 2007      April 6, 2007
December 31, 2007      April 9, 2007
 January 1, 2008       April 25, 2007
 January 25, 2008       June 4, 2007
                      October 22, 2007
      CANADA          November 1, 2007
  April 6, 2007      December 25, 2007
   May 21, 2007      December 26, 2007
   July 2, 2007       January 1, 2008
  August 6, 2007      January 2, 2008
September 3, 2007
 October 8, 2007
December 25, 2007          NORWAY
December 26, 2007      April 5, 2007
 January 1, 2008       April 6, 2007
                       April 9, 2007
      CHILE             May 1, 2007
 January 1, 2007        May 17, 2007
  April 6, 2007         May 28, 2007
   May 1, 2007       December 24, 2007
   May 21, 2007      December 25, 2007
   June 4, 2007      December 26, 2007
   July 2, 2007      December 31, 2007
 August 15, 2007      January 1, 2008
September 18, 2007
September 19, 2007
 October 15, 2007         PAKISTAN
 November 1, 2007     January 25, 2007
December 25, 2007     January 26, 2007
 January 1, 2008      February 5, 2007
                       March 23, 2007
     COLUMBIA          March 31, 2007
  March 19, 2007        May 1, 2007
  April 5, 2007       August 14, 2007
  April 6, 2007       October 11, 2007
   May 1, 2007        October 12, 2007
   May 21, 2007       October 13, 2007
  June 11, 2007       November 9, 2007
  June 18, 2007      December 18, 2007
   July 2, 2007      December 19, 2007
  July 20, 2007      December 25, 2007
  August 7, 2007      January 1, 2008
 August 20, 2007
 October 15, 2007           PERU
 November 5, 2007      April 5, 2007
November 12, 2007      April 6, 2007
December 25, 2007       May 1, 2007
 January 1, 2008       June 29, 2007
 January 7, 2008      August 30, 2007
                      October 8, 2007
  CZECH REPUBLIC      November 1, 2007
  April 9, 2007      December 25, 2007
   May 1, 2007        January 1, 2008
   May 8, 2007
   July 5, 2007         PHILIPPINES
   July 6, 2007        April 5, 2007
September 28, 2007     April 6, 2007
December 24, 2007      April 9, 2007
December 25, 2007       May 1, 2007
December 26, 2007      June 12, 2007
 January 1, 2008      August 21, 2007
                      November 1, 2007
     DENMARK         November 30, 2007
  April 5, 2007      December 21, 2007
  April 6, 2007      December 25, 2007
  April 9, 2007       January 1, 2008

                           POLAND

   May 4, 2007         April 9, 2007
   May 17, 2007         May 1, 2007
   May 28, 2007         May 3, 2007
   June 5, 2007         June 7, 2007
December 24, 2007     August 15, 2007
December 25, 2007     November 1, 2007
December 26, 2007    December 25, 2007
December 31, 2007    December 26, 2007
 January 1, 2008     January 1, 2008

      EGYPT               PORTUGAL
  March 31, 2007       April 6, 2007
  April 8, 2007        April 9, 2007
  April 9, 2007         May 1, 2007
  April 25, 2007     December 25, 2007
   July 1, 2007      December 26, 2007
  July 23, 2007       January 1, 2008
 October 13, 2007
 October 14, 2007          RUSSIA
December 19, 2007    February 23, 2007
December 20, 2007      March 8, 2007
December 21, 2007      April 30, 2007
 January 1, 2008        May 1, 2007
 January 2, 2008        May 9, 2007
 January 20, 2008      June 11, 2007
                       June 12, 2007
     FINLAND          November 5, 2007
  April 5, 2007      December 31, 2007
  April 6, 2007        January 1, 2008
  April 9, 2007       January 2, 2008
   May 1, 2007        January 3, 2008
   May 17, 2007       January 4, 2008
  June 22, 2007       January 5, 2008
 August 15, 2007      January 8, 2008
 December 6, 2007
December 24, 2007        SINGAPORE
December 25, 2007    February 19, 2007
December 26, 2007    February 20, 2007
December 31, 2007      April 6, 2007
 January 1, 2008        May 1, 2007
                        May 31, 2007
      FRANCE           August 9, 2007
  April 6, 2007      December 20, 2007
  April 9, 2007      December 25, 2007
   May 1, 2007        January 1, 2008
December 25, 2007     January 2, 2008
December 26, 2007
 January 1, 2008        SOUTH AFRICA
                       March 21, 2007
     GERMANY           April 6, 2007
  April 6, 2007        April 9, 2007
  April 9, 2007        April 27, 2007
   May 1, 2007          May 1, 2007
   May 28, 2007        August 9, 2007
December 24, 2007    September 24, 2007
December 25, 2007    December 17, 2007
December 26, 2007    December 25, 2007
December 31, 2007    December 26, 2007
 January 1, 2008      January 1, 2008

      GREECE            SOUTH KOREA
February 19, 1007    February 19, 2007
  April 6, 2007        March 1, 2007
  April 9, 2007         Mary 1, 2007
   May 1, 2007          May 24, 2007
   May 28, 2007         June 6, 2007
 August 15, 2007       July 17, 2007
December 25, 2007     August 15, 2007

December 26, 2007    September 24, 2007
 January 1, 2008     September 25, 2007
                     September 26, 2007
    HONG KONG         October 3, 2007
February 19, 2007    December 19, 2007
February 20, 2007    December 25, 2007
  April 5, 2007      December 31, 2007
  April 6, 2007       January 1, 2008
  April 9, 2007
   May 1, 2007             SPAIN
   May 24, 2007        April 6, 2007
  June 19, 2007        April 9, 2007
   July 2, 2007         May 1, 2007
September 27, 2007   December 25, 2007
 October 1, 2007     December 26, 2007
 October 19, 2007    December 31, 2007
December 25, 2007     January 1, 2008
 January 1, 2008
                         SRI LANKA
     HUNGARY          February 1, 2007
  March 15, 2007     February 15, 2007
  March 16, 2007     February 16, 2007
  April 9, 2007        April 2, 2007
  April 30, 2007       April 3, 2007
   May 1, 2007         April 6, 2007
   May 28, 2007        April 12, 2007
 August 20, 2007       April 13, 2007
 October 22, 2007       May 1, 2007
 October 23, 2007       May 2, 2007
 November 1, 2007       May 31, 2007
 November 2, 2007     August 28, 2007
December 24, 2007    September 26, 2007
December 25, 2007     October 25, 2007
December 26, 2007     November 8, 2007
December 31, 2007    December 21, 2007
 January 1, 2008     December 25, 2007
                      January 1, 2008
      INDIA           January 3, 2008
February 16, 2007     January 14, 2008
  March 27, 2007
  April 6, 2007            SWEDEN
   May 1, 2007         April 6, 2007
   May 2, 2007         April 9, 2007
 August 15, 2007        May 1, 2007
September 2, 2007       May 17, 2007
December 21, 2007       June 6, 2007
December 25, 2007      June 22, 2007
 January 1, 2008     December 24, 2007
 January 25, 2008    December 25, 2007
 January 29, 2008    December 26, 2007
                     December 31, 2007
    INDONESIA         January 1, 2008
  March 19, 2007
  April 6, 2007         SWITZERLAND
   May 17, 2007        April 6, 2007
   May 18, 2007        April 9, 2007
   June 1, 2007         May 1, 2007
 August 17, 2007        May 17, 2007
 October 12, 2007       May 28, 2007
 October 15, 2007      August 1, 2007
 October 16, 2007    December 24, 2007
December 20, 2007    December 25, 2007
December 21, 2007    December 26, 2007
December 24, 2007    December 31, 2007
December 25, 2007     January 1, 2008
 January 1, 2008      January 2, 2008

     IRELAND               TAIWAN

  April 6, 2007      February 15, 2007
  April 9, 2007      February 16, 2007
   May 7, 2007       February 19, 2007
   May 28, 2007      February 20, 2007
   June 7, 2007      February 21, 2007
 August 15, 2007     February 22, 2007
 October 26, 2007    February 23, 2007
 November 1, 2007    February 28, 2007
December 24, 2007      April 5, 2007
December 25, 2007      April 6, 2007
December 26, 2007       May 1, 2007
December 31, 2007      June 18, 2007
 January 1, 2008       June 19, 2007
                     September 24, 2007
      ISRAEL         September 25, 2007
  April 2, 2007       October 10, 2007
  April 3, 2007       January 1, 2008
  April 8, 2007
  April 9, 2007           THAILAND
  April 23, 2007       March 5, 2007
  April 24, 2007       April 6, 2007
   May 22, 2007        April 13, 2007
   May 23, 2007        April 16, 2007
  July 24, 2007         May 1, 2007
September 12, 2007      May 7, 2007
September 13, 2007      May 31, 2007
September 14, 2007     July 30, 2007
September 21, 2007    August 13, 2007
September 26, 2007    October 23, 2007
September 27, 2007    December 5, 2007
 October 3, 2007     December 10, 2007
 October 4, 2007     December 31, 2007
                      January 1, 2008
      ITALY
  April 6, 2007            TURKEY
  April 9, 2007        April 23, 2007
   May 1, 2007        August 30, 2007
 August 15, 2007      October 11, 2007
December 24, 2007     October 12, 2007
December 25, 2007     October 29, 2007
December 26, 2007    November 23, 2007
December 31, 2007    December 19, 2007
 January 1, 2008     December 20, 2007
                     December 21, 2007
      JAPAN           January 1, 2008
February 12, 2007     January 2, 2008
  March 21, 2007      January 3, 2008
  April 20, 2007
   May 3, 2007         UNITED KINGDOM
   May 4, 2007         April 6, 2007
  July 16, 2007        April 9, 2007
September 17, 2007      May 7, 2007
September 24, 2007      May 28, 2007
 October 8, 2007      August 27, 2007
November 23, 2007    December 25, 2007
December 24, 2007    December 26, 2007
December 31, 2007     January 1, 2008
 January 1, 2008
 January 2, 2008
 January 3, 2008
 January 7, 2008

REDEMPTION. The longest redemption cycle for the above Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Indonesian, Russian and Turkish securities markets presented the worst-case redemption cycle for the Fund as R + 12 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

SPDR(R) RUSSELL/NOMURA PRIME JAPAN ETF
SPDR(R) RUSSELL/NOMURA SMALL CAP JAPAN ETF

The remaining dates in the calendar year 2007 and January 2008 on which the regular holidays affecting the Japanese securities market are as follows:

 February 12, 2007
  March 21, 2007
  April 20, 2007
    May 3, 2007
    May 4, 2007
   July 16, 2007
September 17, 2007
September 24, 2007
  October 8, 2007
 November 23, 2007
 December 24, 2007
 December 31, 2007
  January 1, 2008
  January 2, 2008
  January 3, 2008
  January 7, 2008

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise each Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2006, the dates of the regular holidays affecting the Japanese securities markets presented the worst-case redemption cycle for each Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.

APPENDIX B--

                                                                     (SSGA LOGO)
Proxy Voting Policy                                       Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes.

For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.